UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value

Westwood Low Volatility Equity

Westwood SMidCap

Westwood SmallCap

Westwood Income Opportunity

Westwood Emerging Markets

Westwood Short Duration High Yield

Westwood Market Neutral Income

Westwood Strategic Convertibles

Westwood Flexible Income

Annual Report	October 31, 2019

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-FUND-WHG (1-877-386-3944). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Westwood Funds if you invest directly with the Fund.

Investment Adviser:

Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

October 31, 2019

Dear Shareholders,

Looking back, the last 12 months saw relatively strong gains across both the stock market and the bond market as has seemingly been the case for the last decade. However, comments from Jerome (Jay) Powell, Chairman of the Federal Reserve (The Fed), sparked a sell-off that began in early October 2018, and the markets got off to a rocky start as investors grappled with the potential for a recession in the U.S., rising tariffs on imported Chinese goods and less monetary policy support from the Fed. Two of these concerns, the economy and tariffs, persisted through the last 12 months, and remain on investors’ minds today.

The other, however, has reversed course completely. Originally, the Fed had forecasted that they were going to raise interest rates during 2019. However, the weakness in the economy coupled with the markets caused the Fed first to pause, then ultimately to lower interest rates three times so far during 2019. This added stimulus provided support and comfort to the markets, which moved higher. Consequences were felt in other markets, though, as broader global slowing of economic growth pushed central banks outside of the U.S. to add monetary stimulus to their local economies. This pushed global interest rates lower, nearly doubling the amount of negative yielding debt in the world from $7 trillion to $13 trillion in total. Investors are essentially paying $101 for a bond that will pay out $100 when it matures, and despite these attractive borrowing rates, many corporations have not taken advantage of them to fund additional investments in new plants or equipment. Rather, many have used cheap debt in order to pursue additional share repurchases. The challenges continue in many areas outside of the U.S. as governments struggle to try and increase the rate at which their economy is growing in such an environment.

While global growth continues to come under pressure, early signs of improvement are emerging as survey data, such as the Institute on Supply Management’s Purchasing Manager’s Index, has recently begun to improve. This may help to sustain expectations, which remain elevated in the coming year, with growth in S&P 500 companies’ earnings currently being forecasted of more than 10%. In contrast, a recent Duke University survey of chief financial officers pointed to the majority of survey respondents’ expectation for a recession late in 2020, as economic uncertainty weighed on their decisions for additional hiring and capital expenditures. The U.S. has now eclipsed the prior record and remains in the longest economic expansion in history, though even with the headwinds in place, Gross Domestic Product growth forecasts also remain rather sanguine around the 2% level for 2020. Any sort of trade deal would likely help bolster confidence for the business community, which has fallen sharply given the escalations that have taken place during 2019. Recent announcements regarding a partial deal have helped boost the stock market, but until more details emerge, corporations have remained cautiously optimistic on a positive outcome.

Geopolitical concerns remained elevated, particularly regarding finding an agreement on trade with China, and pressured the global growth story that helped moved markets higher in the prior year as well as leading to higher volatility. These shifts in the investing landscape have created opportunities for different industries and businesses alike; this differentiation that has begun between winners and losers is a welcome change from the last several years.

We firmly believe our bottom-up, fundamental research process to identify high-quality businesses trading at attractive valuations is critical now, more than ever, as well as our deep-rooted philosophy of focusing on downside risks and protecting client capital.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out fundamentally sound companies where we believe future earnings potential is being underestimated by the market, and strong fundamentals provide limited and quantifiable downside risk.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the semiannual period ended October 31, 2019, is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	6.21%	13.23%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	6.11%	12.92%
Russell 1000 Value Index	3.07%	11.21%

* Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020. In the absence of current fee waivers, total return and yield would have been reduced.

Information Technology and Utilities were top contributors due to strong stock selection. AT&T gained as the wireless market competition remained rational and management worked to optimize their portfolio of assets while lowering leverage and returning excess capital to shareholders. Motorola Solutions moved higher as their efforts to grow their software and services business to complement their hardware business for first responders served them well in growing their recurring revenues and generating incremental cash flow. WEC Energy rallied given the confidence in their longer-term earnings growth given the stability within their regulated utility businesses in favorable geographies. Microsoft rose as sales and earnings exceeded expectations on strength in their cloud segment and best-in-class offerings for a hybrid environment. NextEra Energy gained amidst economic uncertainty given their clean portfolio of generation assets and favorable regulatory environment in Florida to support stable earnings growth.

Real Estate weighed on relative performance due to less favorable stock selection, which also pressured Industrials and more than offset positive allocation benefits. Broadly, energy producers were pressured by falling commodity prices as investors grappled with future demand growth for hydrocarbons. This negatively impacted EOG Resources and ConocoPhillips despite solid execution and a focus on driving returns and cash flows higher, rather than production. Lower demand for oilfield services, due to the lower energy prices, sent shares of Halliburton down as well given lower activity levels. FedEx declined as results failed to meet expectations due to their struggles in integrating and improving operations at their European acquisition, TNT Express. Simon Property Group fell as their mall-based tenants faced intense pressures, including some bankruptcies, from shifting consumer spending toward experiences and online shopping.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Equity Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood Low Volatility Equity Fund – Institutional Shares (WLVIX)	6.75%	16.55%
Russell 1000 Index	3.78%	14.15%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2021. In the absence of current fee waivers, total return and yield would have been reduced.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Low Volatility Equity Fund to be renamed Westwood Total Return Fund, effective November 1, 2019

Positive allocation and selection in Energy and Information Technology helped boost relative performance. Teradyne saw strong sales in China, spurred by spending on building out a 5G cellular network, to help offset some headwinds in their other businesses like cobots. Medicines rallied as they saw positive results from the trials of their new drug, inclisiran. Microsoft rose as sales and earnings exceeded expectations on strength in their cloud segment and best-in-class offerings for a hybrid environment. Sherwin-Williams moved higher as strong same-store sales at their paint stores and expanding margins continued to deliver better than expected sales and earnings. Texas Instruments gained through the year as strong execution by management helped to moderate the impact from declining sales on their margins and cash generation.

Selection in Industrials and Health Care was a headwind to relative performance. CVS Health faced challenges in their retail operations, despite strength seen elsewhere, which weighed on shares. FedEx declined as results failed to meet expectations due to their struggles in integrating and improving operations at their European acquisition, TNT Express. Amdocs saw investor uncertainty regarding the potential contract renewal from a major wireless carrier. Wright Medical faced increased competitive threats to their extremities business and declining sales of Cartiva negatively impact their shares. Jazz saw positive news on several drugs be overshadowed by potential generic competition for Xyrem, a major contributor to their earnings.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood SMidCap Fund –Institutional Shares (WHGMX)	3.20%	9.46%
Russell 2500 Index	0.08%	8.84%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Health Care and Consumer Discretionary benefited relative performance from positive allocation and stock selection. Summit Materials rallied on better-than-feared results in their cement and aggregates business given the historic flooding along the Mississippi river that negatively impacted their ability to ship their products. Hubbell shares moved higher as strength in their power segment, coupled with accretive acquisitions, helped push results ahead of expectations while the company continued to generate substantial free cash flow. Teleflex rose as solid organic growth in their core business of single-use medical products led to higher than expected levels of sales and earnings, with acquisitions helping to drive results even higher. Americold benefited from higher pricing on their pallet and handling fees for their cold storage with strong industry demand adding to their pipeline of potential development opportunities. Assurant gained as increasing demand for mobile phone warranties as well as for other consumer electronics helped boost their fee-based businesses ahead of expectations as management deployed capital into both accretive acquisitions as well as returning it to shareholders.

Energy and Financials weighed on relative performance due to less favorable stock selection. Broadly, energy producers were pressured by falling commodity prices as investors grappled with future demand growth for hydrocarbons. Additionally, acquisitions were highly scrutinized by investors with several instances where both the company proposing the acquisition and the company proposed to be acquired were sent lower. These two factors impacted several top detractors including Callon Petroleum and Penn Virginia. Centennial Development also struggled operationally, compounding the lower commodity price environment, sending shares lower. WPX Energy, conversely, showed strong execution but higher levels of production and capital expenditures were less favorably received by investors. Albemarle declined as falling lithium prices pressured that segment and concerns over future supply imbalances also weighed on their contracted volumes.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year/Since Inception**

Westwood SmallCap Fund – Institutional Shares (WHGSX)	1.86%	8.65%
Westwood SmallCap Fund – A Shares (WHGAX)*	N/A	7.67%
Westwood SmallCap Fund – C Shares (WHGCX)	N/A	7.60%
Russell 2000 Value Index	-0.53%	3.22%

*Without Sales Charge

** Fiscal Year or Since Inception, whichever is longer

WHGAX and WHGCX Inception Date: 9/3/2019

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020 for Institutional Shares. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for A Shares and C Shares. In the absence of current fee waivers, total return and yield would have been reduced.

Industrials and Health Care were top contributors to relative performance due to favorable allocation and stock selection. Installed Building Products rallied sharply as their pricing actions helped bolster margins and allay investor concerns regarding their ability to pass-through higher insulation prices. Universal Forest Products navigated volatile lumber prices to see shares move higher as management executed on their strategy to increase value-added sales into the housing market. CONMED shares gained as strong organic growth from their surgical and orthopedic products was augmented by their acquisition of additional products to help sustain their track record of beating estimates. Novanta rose as execution remained solid with better bookings and strength in their vision technologies segment boosting results. Knoll gained as strength in corporate office spending helped drive strong sales growth and orders while continuous improvement efforts offset rising transportation and commodity inflation.

Financials and Energy weighed on relative performance due to less favorable stock selection. Broadly, energy producers were pressured by falling commodity prices as investors grappled with future demand growth for hydrocarbons. Additionally, acquisitions were highly scrutinized by investors with several instances where both the company proposing the acquisition and the company proposed to be acquired were sent lower. These two factors impacted several top detractors including Callon Petroleum, Penn Virginia, SRC Energy and Jagged Peak Energy. Children’s Place continued to see near-term disruptions from the earlier bankruptcy of a competitor even as the outlook for market share gains in children’s clothing appear favorable.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year/Since Inception***

Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	4.42%	10.99%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	4.28%	10.71%
Westwood Income Opportunity Fund – C Shares (WWICX)	N/A	1.23%
Bloomberg Barclays US Aggregate Bond Index	5.71%	11.51%
S&P 500 Index	4.16%	14.33%
Blended Benchmark**	5.25%	13.07%

** 40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index

***Fiscal Year or Since Inception, whichever is longer.

WWICX Inception Date: 9/3/2019

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020 for Institutional Shares. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for A Shares and C Shares.

All the asset classes were positive contributors, with the strongest returns seen in Real Estate Investment Trusts (REITs) and Common Stocks and the smallest gains posted in Fixed Income. Home Depot benefited as spending on home improvement remained strong underpinned by improvement in the housing market. Alexandra Realty posted strong gains on solid execution as management remains active in disposing of assets and funding new laboratory development projects. PepsiCo raised organic sales growth, driven by strength in their North American Frito Lay operations, as well as boosting their expectations on the earnings front. AT&T gained as the wireless market competition remained rational and management worked to optimize their portfolio of assets while lowering leverage and returning excess capital to shareholders. Honeywell rallied as margins continued to expand across their segments, with backlog strength helping drive higher sales in the coming year.

FedEx declined as results failed to meet expectations due to their struggles in integrating and improving operations at their European acquisition, TNT Express. Cisco cited slowing across several areas including their service provider offerings, their business in China and decelerating orders for enterprise that all weighed on their guidance and caused management to reduce their forecasts. Johnson & Johnson faced headwinds from the potential legal liability resulting from selling opioids in the past. Colgate-Palmolive saw some disappointment with their margins despite higher advertising spending translating into higher sales growth. Norfolk Southern saw some modest pressure on shares from unexpected costs arising from a bridge outage and a train derailment while pricing and productivity were positives for their results.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	1.25%	15.70%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	1.04%	15.34%
MSCI Emerging Markets Index	-1.67%	11.86%

* Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

Market Commentary

Emerging Markets underperformed developed markets with a loss during the period, as optimism toward potential further easing from the Fed and the European Central Bank (ECB), due to a series of weak economic data points, was tempered by uncertainty over the launch of a presidential impeachment inquiry in the U.S., and the reluctance of the People’s Bank of China (PBoC) in China to implement further rate cuts and fiscal stimulus. Brent Crude spiked over 14% in mid-September after a drone attack shut down about 5.7mn b/d of crude production in Saudi Arabia, the single biggest supply disruption ever, but prices softened subsequently as output was restored. Precious metals — gold, silver and platinum — all declined after strong rallies in the previous months.

The advance in Latin America (LatAm) was led by Brazil as President Jair Bolsonaro’s policy reforms gathered momentum with the approval of the pension reform bill in the Senate, the approval of an oil auction bill by the Senate, and the tabling of a Law Project to modernize the Foreign Exchange (FX) market by the Central Bank of Brazil. A 50 basis point rate cut by the central bank also provided some tailwind. Chile was gripped by widespread anti-government protests that prompted President Sebastian Pinera to enact a sweeping reshuffle of his cabinet and announce a package of social measures. Argentina strengthened capital control measures after the defeat of Mauricio Macri to Peronist leader Alberto Fernandez in the presidential elections, as the central bank cut its benchmark overnight deposit rate by 150 basis points in the wake of disinflation and a recovering currency.

Asia ex-Japan declined as China equities were sold amid domestic growth and trade war uncertainty despite a preliminary trade deal with the United States in September. Investor anticipation of further potential fiscal easing fueled returns in India, following a 25 basis point rate cut by the Reserve Bank of India. Korea also witnessed a 25 basis point rate cut from its central bank, while Taiwan reflected the rise in index heavyweight foundries. Performance in the Association of Southeast Asian Nations (ASEAN) region was mixed, dragged down by Thailand and Malaysia, while Philippines and Indonesia rose sharply, fueled by hopes of potential tax and interest rate cuts.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Eastern Europe, Middle East and Africa (EEMEA) saw major gains in Egypt, Russia and Turkey from a recovery in domestic currencies, interest rate cuts to fuel growth and rising gas prices. South Africa reflected the rise in gold prices as mining companies advanced. Turkey slumped near the end of the period amid renewed volatility over investor concerns about potential U.S. sanctions in the aftermath of the Turkish attacks in Syria, despite a 250 basis point rate cut by the central bank.

Fund Performance

Stock selection drove relative return while sector and country positioning remained positive. Financials, Materials and Utilities led contribution, while Consumer Discretionary and Consumer Staples detracted. Exposure to India, Taiwan, South Korea and Egypt was positive, while South Africa, Argentina and Turkey detracted.

Contribution in Financials was led by Commercial International Bank of Egypt, as a decline in Egyptian headline inflation to a six-year low of 7.5% in August raised expectations that interest rates would fall sharply, supporting near-term growth prospects and credit demand. The bank reported results that showed an increase in net income despite subdued loan growth. Tisco Financial in Thailand also contributed as the company remained one of the best plays in the sector with a current yield of 8% versus sector average of 3% to 4%, a stronger balance sheet, and demonstrated efficiency in managing its profitability and risk exposure. Tisco has consistently generated at least 19% return on equity even during recent weakness in macro environment and loan growth, and its management team has a solid track-record of staying ahead of regulatory changes to optimize income and preserve capital. Other contributors included insurance firms AIA Group and BB Seguridade, while BOC Hong Kong detracted amid near-term growth concerns from ongoing protests in Hong Kong.

Materials contributed primarily from security selection, led by Barrick Gold. Company management indicated that production output remains at the top end of guidance pending a new five-year plan to be unveiled next quarter. The Nevada joint venture between Barrick Gold and Newmont Goldcorp, announced on July 1, 2019, is expected to deliver incremental value to the company, with the potential upside of almost $5 billion in synergy. Dampening domestic growth sentiment weighed on cement companies Anhui Conch and Siam Cement. Names in South America were the main detractors as iron ore and copper prices weakened, including Vale SA.

Security selection drove positive contribution in Utilities, led by China Resources Gas, Indraprastha Gas Ltd in India and Enel Americas in Chile. Shares of China Resources Gas soared to all-time highs following news of a signed cooperation agreement with Shanxi Gas Group on October 24 to consolidate the Shanxi city gas market. The deal could potentially be accretive to Earnings Per Share (EPS) by 14% to 33% with no need for any equity funding, plus potential synergistic benefits such as lower operating cost due to economies of scale, increased sales from better supply and lower financing costs. Internal Guidance Line (IGL) reported very strong performance in its latest quarterly results that exceeded expectations, as total volume increased, led by higher household connections. In aggregate, we expect volume growth to be sustainable at 11% year over year, over the next three years. Enel Américas’ latest quarterly results beat estimates as well, including a rise in net revenues of 16% year over year, while PT Perusahaan Gas in Indonesia detracted over pricing and regulatory uncertainty.

We added to the Financials sector through new holdings such as DBS Group, HDFC and Ping An Insurance while taking profits from Central Pattana, a Thai real estate developer, and airport construction and operator Grupo Aeroportuario in Mexico. Other holdings that faced a deteriorating investment outlook were sold, including Ambev and Cielo in Brazil, CT Environmental in China, and Thai Union Group and Enka Insaat in Turkey.

Current Strategy and Market Outlook

While recent corporate earnings have so far been relatively resilient and moderately positive compared to lowered expectations, lingering uncertainty from geopolitical tensions and slower global growth prospects suggests another potentially volatile quarter ahead. Although the United States/China truce over new tariffs provides hope for productive negotiation, increased tariff-related costs and uncertainties continue to weigh on business and consumer sentiment. In the absence of a quick resolution to a trade standoff that has undermined investor confidence, global central banks, particularly across Emerging Markets, have adopted easier monetary policy stances as governments implement moderate fiscal stimulus through tax cuts and investments.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

From a long-term perspective, Emerging Market equities remain attractive relative to global equities given the modest valuation of 12 times forward P/E, and less than eight times EV/EBITDA, for a decent 12% return on equity plus 3% dividend yield, based on the MSCI Emerging Market benchmark.

Our portfolio continues to provide exposure to a broad range of long-term growth opportunities throughout Emerging Markets. As long-term investors who have invested through past crises, we remain disciplined to our process, avoiding the lure of herd mentality, and positioning for the long-term growth story that is to come.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	2.40%	6.25%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	2.23%	5.93%
ICE BofAML U.S. High Yield Index†	2.63%	8.32%

* Without sales charge.

† The ICE BofAML U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2021.

Westwood Short Duration High Yield Fund to be renamed Westwood High Income Fund, effective November 1, 2019

The short duration segment of the high yield market posted strong absolute returns for the 10-month period ending Aug. 30, 2019, with significantly less volatility than the broader United States high yield market. Generally, longer duration (within the context of short duration) outperformed more speculative securities and shorter duration securities during the period.

The Westwood Short Duration High Yield Fund generated a 6.3% return net of fees for the period ending Aug. 30, 2019, capturing nearly 75% of the broad high yield market return (as defined by the ICE BofAML US High Yield Index). Given a duration shorter than the overall high yield market, this limited the ability of the Fund to capture the full upward price move, but did allow for substantially less volatility during the period.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	3.20%	6.57%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	3.14%	6.64%
FTSE 1-Month Treasury Bill Index	1.11%	2.31%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2021.

Westwood Market Neutral Income Fund to be renamed Westwood Alternative Income Fund, effective November 1, 2019

During the past 12 months, markets have overcome a transitional Fed, from one reducing accommodation to one adding liquidity, accompanied by an inverted yield curve. The well-documented trade “war” action, rhetoric and escalation have been center stage in the consciousness of investors. Brexit drama has at times gripped the markets. Italian budget crisis, Argentina default, Saudi Arabian bombing, Hong Kong protests… the list goes on. It is with this backdrop that we have seen a general, but undisputed, rise in the level of volatility across all asset classes.

All the while, the Westwood Market Neutral Income Fund has steadily performed for fund holders. Our investment selection process coupled with active risk management has allowed us to weather the occasional risk-off environment witnessed during the past year, but still deliver solid returns when risk appetite has improved. Equity market drawdowns in December 2018, May 2019 and August 2019 are excellent examples of the how the strategy may help mitigate risk in difficult markets. Our focus on

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

quality companies with supportive fundaments is crucial in capturing supportive yield while limiting the downside risk from the short duration component of the Fund. This goes for the arbitrage positioning as well, where company fundamentals are coupled with quantitative analysis to potentially position for maximum return on investment for given level of risk.

It is our opinion that the environment we are in, and will likely remain for some time, is conducive to higher levels of equity volatility. There are several reasons for this including full valuation, decade highs in consumer comfort, such as siege on globalization, populism, climate change, negative rates, and overall debt levels, to name a few. This is not to say we are bearish, only that the markets face challenges that make volatility more likely. This is potentially a good thing for the Market Neutral Income Fund. The arbitrage trades we focus on allow us to be in a long volatility position, capturing value when volatility rises. This can be the market as a whole, or when an individual stock experiences an idiosyncratic event. That is what we have experienced in the past year; couple it with a steady amount of income from our yield positions and a tail risk hedging program, and the outcome has been one of steady returns with low volatility and uncorrelated returns to other asset classes. A solid diversifier.

Taking a view of the three main contributors to return, Arbitrage, Yield and Tail Hedges, we have seen a consistent picture, with arbitrage and yield each contributing equally to return and tail hedges essentially flat. This is the cost of protection, but belies its power of the tail hedging, as in months when equity markets fell, this program limited the impact on the Fund by gaining in value. In the arbitrage book, we saw some great returns from positions in Medicines Company, Microchip Technology, Cardtronics and Interactive Corp. We profited from volatility and revaluation in all these cases. Sometimes from stock corrections, other times as stocks soared. There were a few laggards over the past year; OPKO Health, ANI Pharma and Pacific Biosciences were less than hoped for. In the Yield book, we saw substantial gains from positions in Tesla, Nextera and Zhongsheng Group. Undervalued credit and a little equity upside from out of the money options boosted returns above target. Yet, some yield names lagged, with Verastem Inc., Aabar Investments and Clovis Oncology coming in below expectations.

Finally, as reviewed above, we believe prospects for the Market Neutral Income Fund remain strong. Future uncertainty gives us confidence our strategy can produce for investors who desire a steady, low volatility, low correlation outcome. Downside risk management with the potential for income and volatility capture are key tenets in providing future results.

Westwood Strategic Convertibles Fund

The performance of the Westwood Strategic Convertibles Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year

Westwood Strategic Convertibles Fund – Institutional Shares (WSCIX)	2.95%	10.99%
Thomson Reuters U.S. Focus Convertible Bond Index	-1.07%	10.24%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

As the global financial markets continue to digest the myriad of issues, including, but not limited to trade, monetary policy, global growth and company fundamentals, the backdrop has been a more volatile market across all asset classes. In this more uncertain environment, convertible bonds have once again demonstrated their value to asset allocations, through their strong risk-adjusted return outcome.    Over the past 12 months, convertible bonds have performed well, as the equity component of convertibles has participated with rising equity markets since the Dec. 24, 2018, low in the equity markets. The Thomson Reuters US Convertible Bond Index rose 10.24% over the period, while the S&P 500 Index rose 14.32% over the same time frame, with convertibles capturing 71.5% of the equity move. In the fixed income markets, the Bloomberg Barclays US Aggregate Total Return gained 11.51% and the Bloomberg Barclays US Corporate High Yield rose 8.38% over the same period.

The Westwood Strategic Convertible Fund outpaced its benchmark during the period, with a total return, net of fees, of 10.99%. This return reflects a 76.7% capture of S&P 500 equity returns and is above the typical historical range for equity capture. The main driver of outperformance continued to be security selection. The Fund has benefited from a number of strong performers over the past year where the company delivered strong fundamentals and the convertible bond structure delivered its asymmetric return benefits. Some of these names included The Medicines Company, Exact Sciences, Mecradolibre and Xero Ltd.

The Fund’s delta position, or sensitivity to equity markets, has been in line with the benchmark for much of the year. The allocation to U.S. names has been consistent in the low 80% range over the past year, given the opportunity set in the region. The Asian convertible universe has been in the low teens over the past year and Europe has been below 5% over the period.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The Fund continued to capitalize on unique and compelling, non-U.S. opportunities that provide a benefit either from a sector diversification standpoint or simply due to an especially attractive investment opportunity.

We continue to focus on maintaining exposure to balanced convertibles, as the asymmetrical return profile of these securities allows Fund investors to both continue to potentially benefit from upside participation in the equity markets, while maintaining the downside mitigation of the bond component in the event of market corrections. The bouts of market volatility seen over the past 12 months are likely to persist, and such periods should continue to provide opportunities for active managers to outperform and position the portfolio for the future benefit of Fund investors.

Westwood Flexible Income Fund

The performance of the Westwood Flexible Income Fund for the period ending October 31, 2019, was as follows:

	6 Months	2019 Fiscal Year/Since Inception**

Westwood Flexible Income Fund – Institutional Shares (WFLEX)	5.77%	12.19%
Bloomberg Barclays U.S. Corp. Bond Index	7.73%	13.51%
Bloomberg Barclays U.S. Corp. High Yield Ba/B Index	3.80%	11.54%
Blended Benchmark*	5.76%	12.56%

*50% Bloomberg Barclays U.S. Corp. Bond Index/50% Bloomberg Barclays U.S. Corp. High Yield Ba/B Index

**Fiscal Year or Since Inception, whichever is longer

WFLEX Inception Date: 12/19/2018

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020.

The Federal Reserve continued to ease monetary policy throughout 2019, which had a beneficial impact on lower interest-rate-sensitive industries. In this regard, the Fund’s holdings in Capital Markets and Real Estate Investment Trusts (REITs) were the greatest contributors to return during the period. Additionally, the Fund’s investments in Oil, Gas & Consumable Fuels were also strong contributors, mostly due to the Fund’s concentration of holdings in the Natural Gas Transportation realm.

Ares Capital Corporation (ARCC) common stock and TCG BDC (CGBD) common stock were top contributors to performance as their middle-market lending businesses are greatly influenced by Fed policy.

Industries which negatively impacted performance included Health Care Providers & Services, Textiles, Apparel & Luxury Goods, and Machinery. Both Health Care and Textiles Industries saw negative volatility during the period due to political factors: Health Care due to fears of the adoption of “Medicare for All” and Textiles due to the rise of import tariffs. Machinery and other Industrial Industries have seen slowing growth due to the tariff issue as well.

CVS Health (CVS) common stock, G-III Apparel (GIII) common stock and Manitowoc (MTW) 9% 2nd Lien Notes due 04/01/2026 were lagging positions in the Fund due to these political factors.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays U.S. Corp. Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. Securities must be rated investment grade (Baa3/BBB-/BBB- or higher).

Bloomberg Barclays U.S. Corp. High Yield Ba/B Index measures the investment grade (Ba/B), fixed-rate, taxable corporate bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration-to-Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

EV/EBITDA is the ratio of Enterprise Value (EV) and EBITDA. EV is calculated as total market cap plus debt and minus total cash. EBITDA is earnings before interest, taxes, depreciation and amortization

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

ICE BofAML U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters U.S. Focus Convertible Bond Index represents the convertible asset class with a U.S. region concentration, targeting larger convertibles. It is limited in number of constituents to ensure breadth and manageability.

Yield-to-Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND (Unaudited)

Growth of a $10,000 Investment

*	Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND (Unaudited)

Growth of a $10,000 Investment

*

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
(Unaudited)

Growth of a $10,000 Investment

*	Institutional Shares commenced operations on April 2, 2007. A Class Shares commenced operations on September 3, 2019. C Class Shares commenced operations on September 3, 2019.

†	Represents cumulative inception to date return.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND (Unaudited)

Growth of a $10,000 Investment

*

Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. C Class Shares commenced operations on September 3, 2019. The S&P 500 Index and Bloomberg Barclays US Aggregate Bond Index annualized inception to date is since December 19, 2005.

**	60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.

†	Represents cumulative inception to date return.

N/A – Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING
MARKETS FUND (Unaudited)

Growth of a $10,000 Investment

*	Commenced operations on December 26, 2012. The MSCI Emerging Markets Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND (Unaudited)

Growth of a $10,000 Investment

*	Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. The BofAML U.S. High Yield Index annualized inception to date is since December 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND (Unaudited)

Growth of a $10,000 Investment

*	Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. FTSE 1-Month Treasury Bill Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Class Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC
CONVERTIBLES FUND (Unaudited)

Growth of a $10,000 Investment

*	Inception date is May 1, 2015. The Thomson Reuters U.S. Focus Convertible Bond Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME
FUND (Unaudited)

Growth of a $10,000 Investment

*

Institutional Shares commenced operations on December 19, 2018. The Bloomberg Barclays US Corp. Bond Index and the Bloomberg Barclays High Yield Ba/B Index cumulative inception to date is since December 19, 2018.

**	50% Bloomberg Barclays US Corp. Bond Index and 50% Bloomberg Barclays High Yield Ba/B Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 10 and 11.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%
	Shares	Value

COMMUNICATIONS SERVICES — 8.7%
Activision Blizzard	43,896	$2,459,493
Alphabet, Cl A *	3,719	4,681,477
AT&T	212,536	8,180,511
Walt Disney	40,446	5,254,744

		20,576,225

CONSUMER DISCRETIONARY — 4.2%
Advance Auto Parts	29,939	4,864,489
Home Depot	21,399	5,019,777

		9,884,266

CONSUMER STAPLES — 8.4%
Colgate-Palmolive	75,545	5,182,387
General Mills	105,780	5,379,971
Hormel Foods	111,580	4,562,506
PepsiCo	35,571	4,879,274

		20,004,138

ENERGY — 6.0%
Chevron	63,344	7,356,772
ConocoPhillips	72,160	3,983,232
EOG Resources	42,090	2,917,258

		14,257,262

FINANCIALS — 21.8%
American International Group	95,455	5,055,297
Assurant	42,197	5,319,776
Bank of America	306,837	9,594,793
Charles Schwab	117,018	4,763,803
Chubb	30,206	4,603,998
JPMorgan Chase	76,554	9,563,126
US Bancorp	97,114	5,537,440
Wells Fargo	145,700	7,522,491

		51,960,724

HEALTH CARE — 14.6%
Abbott Laboratories	55,421	4,633,750
Becton Dickinson	20,825	5,331,200
CVS Health	104,535	6,940,079

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Johnson & Johnson	51,790	$6,838,352
Medtronic PLC	56,299	6,130,961
UnitedHealth Group	18,933	4,784,369

		34,658,711

INDUSTRIALS — 12.1%
Boeing	11,370	3,864,777
Equifax	34,042	4,653,882
General Dynamics	21,826	3,858,837
Honeywell International	40,935	7,070,702
Northrop Grumman	12,695	4,474,733
Union Pacific	29,330	4,852,942

		28,775,873

INFORMATION TECHNOLOGY — 8.0%
Apple	10,919	2,716,210
CACI International, Cl A *	10,565	2,363,919
Marvell Technology Group	95,905	2,339,123
Microsoft	50,591	7,253,232
Motorola Solutions	26,841	4,464,195

		19,136,679

REAL ESTATE — 4.9%
Crown Castle International ‡	15,475	2,147,775
Public Storage ‡	19,362	4,315,015
STORE Capital ‡	127,688	5,171,364

		11,634,154

UTILITIES — 8.1%
CMS Energy	75,229	4,808,638
DTE Energy	37,085	4,721,662
Nextera Energy	20,921	4,986,311
WEC Energy Group	50,747	4,790,517

		19,307,128

Total Common Stock

(Cost $165,435,674)		230,195,160

SHORT-TERM INVESTMENT — 3.2%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (A) (Cost $7,606,015)	7,606,015	7,606,015

Total Investments — 100.0% (Cost $173,041,689)		$237,801,175

Percentages are based on Net Assets of $237,837,856.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
OCTOBER 31, 2019

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 49.7%

	Shares	Value
COMMUNICATIONS SERVICES — 5.5%
Alphabet, Cl A *	109	$137,209
Walt Disney	962	124,983

		262,192

CONSUMER DISCRETIONARY — 4.3%
Amazon.com *	35	62,183
Home Depot	237	55,595
McDonald’s	435	85,565

		203,343

CONSUMER STAPLES — 4.8%
Colgate-Palmolive	1,494	102,488
McCormick	312	50,135
PepsiCo	537	73,660

		226,283

ENERGY — 2.0%
Chevron	797	92,564

FINANCIALS — 7.8%
Bank of America	4,310	134,774
Chubb	377	57,462
JPMorgan Chase	756	94,439
Wells Fargo	1,597	82,453

		369,128

HEALTH CARE — 0.9%
Johnson & Johnson	308	40,668

INDUSTRIALS — 2.9%
Boeing	201	68,322
Honeywell International	394	68,056

		136,378

INFORMATION TECHNOLOGY — 10.2%
Amphenol, Cl A	455	45,650
Apple	621	154,480
CACI International, Cl A *	280	62,650

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Microsoft	695	$99,642
Motorola Solutions	266	44,241
Texas Instruments	620	73,154

		479,817

MATERIALS — 3.4%
Newmont Goldcorp	1,835	72,905
Sherwin-Williams	152	86,993

		159,898

REAL ESTATE — 4.5%
Alexandria Real Estate Equities ‡	521	82,709
Boston Properties ‡	317	43,492
Public Storage ‡	380	84,687

		210,888

UTILITIES — 3.4%
CMS Energy	1,159	74,084
WEC Energy Group	943	89,019

		163,103

Total Common Stock (Cost $1,587,937)		2,344,262

CONVERTIBLE BONDS —22.1%

	Face Amount

CONSUMER DISCRETIONARY — 3.5%
Marriott Vacations Worldwide
1.500%, 09/15/22	$65,000	66,197

Tesla
2.375%, 03/15/22	85,000	99,559

		165,756

CONSUMER STAPLES — 1.9%

Vector Group
1.750%, 04/15/20	90,000	92,756

HEALTH CARE — 7.3%

Exact Sciences
0.375%, 03/15/27	65,000	69,659

Medicines Company
2.750%, 07/15/23	85,000	106,197

Teladoc Health
1.375%, 05/15/25	60,000	97,236

Wright Medical Group
2.250%, 11/15/21	60,000	70,637

		343,729

INFORMATION TECHNOLOGY — 7.4%

Akamai Technologies
0.125%, 05/01/25	90,000	100,800

Nice Systems
1.250%, 01/15/24	25,000	48,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND
OCTOBER 31, 2019

CONVERTIBLE BONDS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Splunk
1.125%, 09/15/25	$100,000	$110,699

Square
0.500%, 05/15/23	80,000	88,239

		348,347

UTILITIES — 2.0%

NextEra Energy Partners
1.500%, 09/15/20 (B)	90,000	94,122

Total Convertible Bonds

(Cost $983,928)		1,044,710

CORPORATE OBLIGATIONS —12.7%

FINANCIALS — 5.2%

BB&T MTN
2.500%, 08/01/24	50,000	50,658

Cheniere Energy Partners
4.500%, 10/01/29 (B)	39,000	39,732

KKR Group Finance VI
3.750%, 07/01/29 (B)	45,000	47,908

Northern Trust Corp
3.150%, 05/03/29	100,000	105,770

		244,068

HEALTH CARE — 2.2%

Bristol-Myers Squibb
3.200%, 06/15/26 (B)	100,000	106,205

INDUSTRIALS — 1.7%

AP Moller - Maersk
4.500%, 06/20/29 (B)	75,000	78,780

INFORMATION TECHNOLOGY — 2.3%

International Business Machines
3.500%, 05/15/29	100,000	107,495

MATERIALS — 1.3%

Cabot
4.000%, 07/01/29	45,000	47,341

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

FMC
4.500%, 10/01/49	$16,000	$17,094

		64,435

Total Corporate Obligations

(Cost $572,179)		600,983

CONVERTIBLE PREFERRED STOCK — 11.3%

	Shares

CONSUMER STAPLES — 1.5%
Bunge, 4.875%	700	71,062

HEALTH CARE — 1.6%
Becton Dickinson, 6.125%	1,200	74,016

INDUSTRIALS — 1.9%
Stanley Black & Decker, 5.375%	900	91,746

INFORMATION TECHNOLOGY — 2.0%
Broadcom, 8.000%	87	94,223

REAL ESTATE — 2.6%
Crown Castle International, 6.875% ‡	100	124,569

UTILITIES — 1.7%
NextEra Energy, 4.872%	1,570	79,850

Total Convertible Preferred Stock

(Cost $518,515)		535,466

U.S. TREASURY OBLIGATIONS — 3.5%

	Face Amount

U.S. Treasury Bond
3.000%, 02/15/49	$64,000	75,450

U.S. Treasury Note
1.750%, 07/31/24	90,000	90,911

Total U.S. Treasury Obligations

(Cost $161,715)		166,361

SHORT-TERM INVESTMENT — 0.4%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 1.690% (C) (Cost $17,552)	17,552	17,552

Total Investments — 99.7%

(Cost $3,841,826)		$4,709,334

Percentages are based upon Net Assets of $4,721,712

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY
EQUITY FUND
OCTOBER 31, 2019

‡	Real Estate Investment Trust

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $366,747 and represents 7.8% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl	— Class

MTN	— Medium Term Note

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,344,262	$—	$—	$2,344,262
Convertible Bonds	—	1,044,710	—	1,044,710

Corporate
Obligations	—	600,983	—	600,983

Convertible
Preferred Stock	535,466	—	—	535,466

U.S. Treasury
Obligations	—	166,361	—	166,361

Short-Term
Investment	17,552	—	—	17,552

Total Investments in Securities	$2,897,280	$1,812,054	$—	$4,709,334

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.4%

	Shares	Value

COMMUNICATION SERVICES — 1.1%
Cable One	1,530	$2,027,816

CONSUMER DISCRETIONARY — 9.9%
Bloomin’ Brands	102,620	2,032,902
Carter’s	31,510	3,158,562
Children’s Place	32,305	2,646,103
Installed Building Products *	32,735	2,134,977
LKQ *	71,525	2,431,135
Oxford Industries	26,130	1,799,312
Papa John’s International	34,155	1,999,775
Williams-Sonoma	34,370	2,295,572

		18,498,338

CONSUMER STAPLES — 5.2%
BJ’s Wholesale Club Holdings *	111,171	2,968,266
J&J Snack Foods	9,784	1,866,396
Lamb Weston Holdings	29,750	2,321,690
Nomad Foods *	130,660	2,549,176

		9,705,528

ENERGY — 4.9%
Parsley Energy, Cl A	285,241	4,509,660
WPX Energy *	463,811	4,628,834

		9,138,494

FINANCIALS — 24.6%
Assurant	37,155	4,684,131
Everest Re Group	13,805	3,549,127
First Hawaiian	183,470	5,014,235
Hilltop Holdings	77,145	1,802,107
Houlihan Lokey, Cl A	76,790	3,629,095
Mercury General	68,891	3,310,902
New York Community Bancorp	239,615	2,791,515
TCF Financial	118,745	4,701,115
Washington Federal	107,276	3,911,283
Western Alliance Bancorp	80,748	3,983,299
White Mountains Insurance Group	3,470	3,716,370

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Zions Bancorp	104,983	$5,088,526

		46,181,705

HEALTH CARE — 5.2%
Cooper	8,530	2,482,230
Integra LifeSciences Holdings *	30,740	1,784,764
PerkinElmer	31,648	2,720,462
STERIS PLC	19,170	2,713,897

		9,701,353

INDUSTRIALS — 12.8%
Curtiss-Wright	21,160	2,861,890
Hubbell, Cl B	29,955	4,244,623
Huntington Ingalls Industries	18,104	4,085,349
IAA *	97,345	3,713,712
KAR Auction Services	69,260	1,721,803
nVent Electric PLC	150,927	3,480,377
Pentair PLC	49,885	2,068,731
Woodward	17,793	1,897,801

		24,074,286

INFORMATION TECHNOLOGY — 9.8%
Amdocs	45,298	2,953,430
Booz Allen Hamilton Holding, Cl A	32,842	2,311,092
CACI International, Cl A *	19,243	4,305,621
FLIR Systems	36,261	1,869,617
Genpact	52,395	2,052,312
Monolithic Power Systems	18,497	2,773,070
Viavi Solutions *	130,090	2,076,236

		18,341,378

MATERIALS — 7.4%
Albemarle	54,175	3,290,590
Eagle Materials	42,770	3,906,612
PolyOne	58,264	1,867,361
RPM International	27,375	1,982,771
Summit Materials, Cl A *	124,275	2,849,626

		13,896,960

REAL ESTATE — 12.6%
Americold Realty Trust ‡	101,161	4,055,544
Brandywine Realty Trust ‡	253,690	3,876,383
Hudson Pacific Properties	109,880	3,946,890
Physicians Realty Trust ‡	272,795	5,093,083
Retail Properties of America, Cl A ‡	158,100	2,175,456
STAG Industrial ‡	145,455	4,514,923

		23,662,279

UTILITIES — 5.9%
Alliant Energy	88,765	4,734,725
IDACORP	41,145	4,428,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
South Jersey Industries	58,974	$1,896,604

		11,059,354

Total Common Stock

(Cost $151,223,931)		186,287,491

SHORT-TERM INVESTMENT — 0.4%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (A) (Cost $748,723)	748,723	748,723

Total Investments — 99.8% (Cost $151,972,654)		$187,036,214

Percentages are based upon Net Assets of $187,340,799.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

PLC — Public Limited Company

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.9%

	Shares	Value

COMMUNICATION SERVICES — 1.9%
Marcus	223,321	$8,061,888

CONSUMER DISCRETIONARY — 9.1%
Bloomin’ Brands	445,764	8,830,585
Children’s Place	102,782	8,418,874
Installed Building Products *	123,489	8,053,952
Oxford Industries	123,336	8,492,917
Papa John’s International	73,645	4,311,915

		38,108,243

CONSUMER STAPLES — 5.8%
BJ’s Wholesale Club Holdings *	152,898	4,082,377
Central Garden & Pet, Cl A *	140,492	3,973,114
Hostess Brands, Cl A *	681,051	8,703,832
J&J Snack Foods	38,623	7,367,723

		24,127,046

ENERGY — 4.0%
Callon Petroleum *	1,114,771	4,236,130
Jagged Peak Energy *	836,680	5,932,061
PDC Energy *	209,735	4,184,213
Penn Virginia *	105,808	2,518,231

		16,870,635

FINANCIALS — 23.5%
Argo Group International Holdings	138,621	8,576,481
Berkshire Hills Bancorp	261,724	8,121,296
Central Pacific Financial	210,638	6,091,651
Columbia Banking System	211,477	8,311,046
Employers Holdings	96,712	4,094,786
Great Western Bancorp	240,641	8,391,151
Heritage Commerce	298,688	3,590,230
Hilltop Holdings	352,883	8,243,347
Houlihan Lokey, Cl A	173,281	8,189,260
Mercury General	126,851	6,096,459
Moelis, Cl A	117,383	4,188,225
Renasant	243,761	8,458,507
Safety Insurance Group	40,487	3,935,337
South State	52,989	4,178,712
Washington Federal	219,305	7,995,860

		98,462,348

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 4.3%
CONMED	85,039	$9,355,991
Omnicell *	120,222	8,462,427

		17,818,418

INDUSTRIALS — 21.8%
Alamo Group	40,740	4,361,625
Albany International, Cl A	54,630	4,587,827
Apogee Enterprises	137,782	5,172,336
Columbus McKinnon	125,050	4,691,876
Comfort Systems USA	157,497	7,939,424
Continental Building Products *	277,956	8,313,664
Douglas Dynamics	138,618	6,491,481
Federal Signal	134,605	4,366,586
Interface, Cl A	490,736	8,160,940
Kaman	137,341	8,057,796
Knoll	316,625	8,466,552
Lydall *	152,218	2,978,906
UniFirst	37,721	7,575,886
Universal Forest Products	202,612	10,203,540

		91,368,439

INFORMATION TECHNOLOGY — 8.1%
Lattice Semiconductor *	454,650	8,906,593
Novanta *	92,983	8,280,136
Repay Holdings *	597,755	8,027,850
Viavi Solutions *	553,210	8,829,232

		34,043,811

MATERIALS — 1.9%
Innospec	89,265	8,155,250

REAL ESTATE — 11.8%
Columbia Property Trust ‡	414,951	8,514,795
Easterly Government Properties ‡	382,464	8,536,596
National Storage Affiliates Trust ‡	122,279	4,178,273
PotlatchDeltic ‡	129,629	5,505,344
RPT Realty ‡	440,010	6,380,145
STAG Industrial ‡	256,973	7,976,442
Summit Hotel Properties ‡	673,001	8,250,992

		49,342,587

UTILITIES — 5.7%
Avista	172,424	8,281,525
NorthWestern	104,948	7,610,829
South Jersey Industries	248,792	8,001,151

		23,893,505

Total Common Stock (Cost $358,126,639)		410,252,170

SHORT-TERM INVESTMENT — 2.2%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (A) (Cost $9,124,700)	9,124,700	9,124,700

Total Investments — 100.1% (Cost $367,251,339)		$419,376,870

Percentages are based upon Net Assets of $419,096,913.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2019

‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 41.1%

	Shares	Value

COMMUNICATION SERVICES — 3.2%
AT&T	919,013	$35,372,810

CONSUMER DISCRETIONARY — 2.6%
Home Depot	122,822	28,811,585

CONSUMER STAPLES — 4.2%
Colgate-Palmolive	269,089	18,459,505
PepsiCo	205,685	28,213,811

		46,673,316

ENERGY — 4.2%
Enterprise Products Partners LP (A)	616,728	16,053,430
Magellan Midstream Partners (A)	156,761	9,769,346
Phillips 66 Partners (A)	194,572	10,874,629
Williams	489,698	10,925,162

		47,622,567

FINANCIALS — 7.4%
Bank of America	754,189	23,583,490
BB&T	249,414	13,231,413
Chubb	148,502	22,634,675
JPMorgan Chase	188,066	23,493,205

		82,942,783

INDUSTRIALS — 5.1%
General Dynamics	67,415	11,918,972
Honeywell International	110,266	19,046,246
Norfolk Southern	56,193	10,227,126
Republic Services, Cl A	178,581	15,627,623

		56,819,967

INFORMATION TECHNOLOGY — 8.3%
CACI International, Cl A *	58,436	13,075,055
Cisco Systems	566,427	26,910,947
Microsoft	133,174	19,093,156
Monolithic Power Systems	112,553	16,873,946

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Texas Instruments	143,421	$16,922,244

		92,875,348

MATERIALS — 0.9%
Newmont Goldcorp	266,405	10,584,271

REAL ESTATE — 5.2%
Alexandria Real Estate Equities ‡	201,366	31,966,853
Vornado Realty Trust ‡	408,718	26,824,162

		58,791,015

Total Common Stock (Cost $349,761,066)		460,493,662

CORPORATE OBLIGATIONS — 23.6%

	Face Amount

COMMUNICATION SERVICES — 0.6%

Vodafone Group
4.875%, 06/19/49	$5,775,000	6,491,479

CONSUMER DISCRETIONARY — 2.4%
Boeing
3.200%, 03/01/29	17,425,000	18,335,175
Home Depot
2.950%, 06/15/29	7,844,000	8,274,699

		26,609,874

FINANCIALS — 15.6%

American Express
2.500%, 07/30/24	6,855,000	6,957,388

Bank of America MTN
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	5,391,000	5,420,040

Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/20/67	17,678,000	17,854,780

BB&T MTN
2.500%, 08/01/24	13,500,000	13,677,699

Cheniere Energy Partners
4.500%, 10/01/29 (B)	5,081,000	5,176,269

Citigroup
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	16,157,000	17,106,224

Goldman Sachs Group
5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 11/10/67	17,620,000	17,876,723

JPMorgan Chase
5.406%, VAR ICE LIBOR USD 3 Month+3.470%, 10/30/67	15,222,000	15,313,332

Markel Corp
4.150%, 09/17/50	5,556,000	5,680,034

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Morgan Stanley
5.611%, VAR ICE LIBOR USD 3 Month+3.610%, 07/15/68	$16,771,000	$16,871,626

Northern Trust Corp
3.150%, 05/03/29	21,000,000	22,211,747

Phillips 66 Partners
3.150%, 12/15/29	6,575,000	6,495,440

SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 12/15/67	18,544,000	18,868,520

US Bancorp
5.125%, VAR ICE LIBOR USD 3 Month+3.486%, 01/15/68	6,020,000	6,120,534

		175,630,356

HEALTH CARE — 0.5%

Bristol-Myers Squibb
3.200%, 06/15/26 (B)	5,776,000	6,134,409

INDUSTRIALS — 0.7%

Waste Management
4.150%, 07/15/49	7,117,000	8,260,144

INFORMATION TECHNOLOGY — 3.4%

Dell International
8.350%, 07/15/46 (B)	11,700,000	15,579,421

International Business Machines
3.500%, 05/15/29	20,806,000	22,365,407

		37,944,828

MATERIALS — 0.4%

FMC
4.500%, 10/01/49	3,832,000	4,094,029

Total Corporate Obligations (Cost $256,752,966)		265,165,119

U.S. TREASURY OBLIGATIONS —15.9%

U.S. Treasury Bonds
3.000%, 02/15/49	18,150,000	21,397,149
2.250%, 08/15/49	11,000,000	11,174,453

		32,571,602

U. S. Treasury Inflation Indexed Bonds
0.875%, 01/15/29	19,234,016	20,456,299
0.250%, 07/15/29	22,366,677	22,607,946
0.125%, 07/15/24	22,474,192	22,500,483

		65,564,728

U.S. Treasury Notes
2.750%, 02/15/28	13,700,000	14,871,457

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
2.375%, 05/15/29	$8,875,000	$9,410,620
2.250%, 04/30/24	4,099,000	4,226,613
2.125%, 03/31/24	20,860,000	21,387,204
2.000%, 05/31/24	7,600,000	7,761,500
1.750%, 06/30/24	10,650,000	10,754,836
1.625%, 08/15/29	12,250,000	12,176,787

		80,589,017

Total U.S. Treasury Obligations (Cost $174,999,705)		178,725,347

PREFERRED STOCK — 7.3%

	Shares

FINANCIALS — 3.6%
PNC Financial Services Group, Ser Q,
5.375%	528,613	13,675,218
US Bancorp, Ser B, 3.500% , VAR ICE
LIBOR USD 3 Month+0.600%	646,502	14,061,418
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	492,621	13,266,284

		41,002,920

HEALTH CARE — 2.7%
Becton Dickinson, 6.125% *	486,650	30,016,572

UTILITIES — 1.0%
CenterPoint Energy, 7.000%	217,255	11,080,005

Total Preferred Stock (Cost $76,065,835)		82,099,497

CONVERTIBLE PREFERRED STOCK — 3.8%

INFORMATION TECHNOLOGY — 1.0%
Broadcom, 8.000%	10,475	11,344,634

REAL ESTATE — 1.5%
Crown Castle International, 6.875% *‡	13,690	17,053,496

UTILITIES — 1.3%
NextEra Energy, 4.872%	274,180	13,944,795

Total Convertible Preferred Stock (Cost $41,469,567)		42,342,925

CONVERTIBLE BONDS — 2.1%

	Face Amount

COMMUNICATION SERVICES — 1.4%

IAC Financeco 3
2.000%, 01/15/30 (B)	13,667,000	15,200,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2019

CONVERTIBLE BONDS — continued

	Face Amount	Value
HEALTH CARE — 0.7%

Exact Sciences
0.375%, 03/15/27	$7,855,000	$8,418,041

Total Convertible Bonds

(Cost $23,888,524)		23,618,701

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%

FHLMC

2.375%, 01/13/22
(Cost $21,555,670)	21,530,000	21,902,769

SHORT-TERM INVESTMENTS — 4.3%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 1.690% (C) (Cost $48,290,949)	48,290,949	48,290,949

Total Investments — 100.1%

(Cost $992,784,282)		$1,122,638,969

Percentages are based upon Net Assets of $1,121,226,904.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security is a Master Limited Partnership. At October 31, 2019, such securities amounted to $36,697,404, or 3.3% of the net assets of the Fund (See Note 2).
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $42,090,759 and represents 3.8% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$460,493,662	$—	$—	$460,493,662
Corporate Obligations	—	265,165,119	—	265,165,119
U.S. Treasury Obligations	—	178,725,347	—	178,725,347
Preferred Stock	82,099,497	—	—	82,099,497
Convertible Preferred Stock	42,342,925	—	—	42,342,925
Convertible Bonds	—	23,618,701	—	23,618,701
U.S. Government Agency Obligation	—	21,902,769	—	21,902,769
Short-Term Investment	48,290,949	—	—	48,290,949

Total Investments in Securities	$633,227,033	$489,411,936	$—	$1,122,638,969

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.0%

	Shares	Value

BRAZIL — 6.4%

BB Seguridade Participacoes	432,332	$3,659,811

Porto Seguro	238,610	3,411,519

Raia Drogasil	133,431	3,658,415

Vale	286,968	3,380,219

		14,109,964

CANADA — 1.5%

Barrick Gold	188,071	3,267,075

CHILE — 4.2%

Banco de Chile	20,730,591	2,669,595

Cia Cervecerias Unidas	262,175	2,616,058

Enel Americas	22,138,721	4,134,591

		9,420,244

CHINA — 2.1%

NetEase ADR	16,180	4,625,215

EGYPT — 2.0%

Commercial International Bank Egypt SAE	865,885	4,345,520

HONG KONG — 21.2%

3SBio * (A)	1,875,607	3,509,006

AIA Group	410,731	4,112,054

Anhui Conch Cement, Cl H	365,574	2,190,379

ASM Pacific Technology	220,808	3,091,219

BOC Hong Kong Holdings	857,628	2,955,092

China Construction Bank, Cl H	3,579,452	2,882,400

China Merchants Bank, Cl H	652,890	3,124,494

China Overseas Land & Investment	1,044,716	3,306,422

China Resources Gas Group	646,869	3,904,683

China Resources Land	878,786	3,751,350

CNOOC	2,441,831	3,664,640

Galaxy Entertainment Group	525,391	3,630,692

Ping An Insurance Group of China, Cl H	322,447	3,734,335

COMMON STOCK — continued

	Shares	Value

HONG KONG — continued

Tencent Holdings	81,728	$3,345,905

		47,202,671

INDIA — 14.4%

Adani Ports & Special Economic Zone	517,452	2,887,510

Bharat Electronics	1,928,189	3,211,893

Bharat Forge	442,762	2,833,090

HCL Technologies	182,464	2,991,171

HDFC Bank	47,674	826,966

HDFC Bank ADR	40,620	2,481,476

Indraprastha Gas	517,755	2,858,178

Reliance Industries GDR (A)	73,004	2,996,814

Reliance Industries	23,852	492,434

Tata Consultancy Services	80,172	2,565,425

Titan	153,162	2,874,564

Torrent Pharmaceuticals	112,114	2,807,720

UPL	262,365	2,206,265

		32,033,506

INDONESIA — 5.4%

Bank Central Asia	1,264,044	2,832,100

Bank Mandiri Persero	4,224,054	2,113,983

Perusahaan Gas Negara	22,348,772	3,359,401

Telekomunikasi Indonesia Persero	12,907,128	3,779,176

		12,084,660

LUXEMBOURG — 1.3%

Tenaris ADR	141,767	2,877,870

MEXICO — 8.0%

Alsea *	1,656,010	4,407,648

Arca Continental	553,822	3,095,518

Fomento Economico Mexicano ADR	29,296	2,607,930

Genomma Lab Internacional, Cl B *	2,251,471	2,381,797

Promotora y Operadora de Infraestructura	309,495	2,861,097

Wal-Mart de Mexico	842,022	2,523,462

		17,877,452

PHILIPPINES — 1.0%

Ayala Land	2,293,392	2,194,190

SINGAPORE — 1.5%

DBS Group Holdings	167,928	3,209,326

SOUTH AFRICA — 5.8%

AVI	473,166	2,712,395

Bidvest Group	250,898	3,421,465

Clicks Group	171,870	2,795,553

Mr Price Group	73,734	779,768

Sanlam	598,658	3,152,458

		12,861,639

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA — 3.3%

Hanon Systems	356,400	$3,553,431

Samsung Electronics	89,081	3,858,939

		7,412,370

TAIWAN — 7.8%

Advantech	290,380	2,876,089

Catcher Technology	418,439	3,546,501

Sinbon Electronics	382,401	1,545,156

Taiwan Semiconductor Manufacturing	499,714	4,900,203

Tripod Technology	1,169,231	4,532,424

		17,400,373

THAILAND — 2.1%

Siam Cement NVDR	173,577	2,109,712

Tisco Financial Group NVDR	808,722	2,611,373

		4,721,085

TURKEY — 1.7%

Enka Insaat ve Sanayi	—	—

TAV Havalimanlari Holding	839,501	3,829,496

		3,829,496

UNITED STATES — 4.3%

Credicorp	15,097	3,231,362

Southern Copper	99,320	3,533,805

Yum China Holdings	67,446	2,866,455

		9,631,622

Total Common Stock

(Cost $171,477,445)		209,104,278

PREFERRED STOCK — 3.1%

BRAZIL — 3.1%
Banco Bradesco, 3.260%	383,696	3,374,382
Petroleo Brasileiro, (B)	471,450	3,571,288

Total Preferred Stock

(Cost $5,013,533)		6,945,670

SHORT-TERM INVESTMENT — 3.0%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (C) (Cost $6,566,166)	6,566,166	6,566,166

Total Investments — 100.1%

(Cost $183,057,144)		$222,616,114

Percentages are based upon Net Assets of $222,377,306.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $6,505,820 and represents 2.9% of Net Assets.

(B)	There is currently no rate available.
(C)	The rate reported is the 7-day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

SAE — Societe Anonyme Egyptienne

As of October 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS —39.8%

	Face Amount	Value

COMMUNICATION SERVICES — 7.3%

CCO Holdings
5.125%, 05/01/23 (A)	$130,000	$133,087
5.000%, 02/01/28 (A)	450,000	470,655
4.750%, 03/01/30 (A)	100,000	101,970

CenturyLink
6.875%, 01/15/28	825,000	874,500
6.450%, 06/15/21	400,000	421,000
5.800%, 03/15/22	245,000	258,781

Cinemark USA
4.875%, 06/01/23	255,000	258,825

Clear Channel Worldwide Holdings
9.250%, 02/15/24 (A)	410,000	451,000

Entercom Media
6.500%, 05/01/27 (A)	450,000	470,250

Intelsat Jackson Holdings
8.000%, 02/15/24 (A)	240,000	246,526

Level 3 Financing
5.625%, 02/01/23	120,000	121,200

Live Nation Entertainment
5.375%, 06/15/22 (A)	150,000	152,015

Mediacom Broadband
5.500%, 04/15/21	31,000	31,000

Nexstar Broadcasting
6.125%, 02/15/22 (A)	120,000	121,650

Sinclair Television Group
5.625%, 08/01/24 (A)	150,000	154,500

Sirius XM Radio
4.625%, 07/15/24 (A)	75,000	78,375

Sprint
7.875%, 09/15/23	365,000	402,869

		4,748,203

CONSUMER DISCRETIONARY — 9.2%

Albertsons
6.625%, 06/15/24	345,000	361,819

Altice Financing
6.625%, 02/15/23 (A)	215,000	220,848

Asbury Automotive Group
6.000%, 12/15/24	169,000	174,492

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Beazer Homes USA
7.250%, 10/15/29 (A)	$77,000	$80,657

Boyne USA
7.250%, 05/01/25 (A)	150,000	163,875

Builders FirstSource
5.625%, 09/01/24 (A)	135,000	140,400

Cablevision Systems
5.875%, 09/15/22	225,000	242,719

Dana
6.000%, 09/15/23	175,000	178,719

Great Lakes Dredge & Dock
8.000%, 05/15/22	360,000	381,600

Group 1 Automotive
5.250%, 12/15/23 (A)	250,000	256,250

Hilton Domestic Operating
5.125%, 05/01/26	185,000	194,250

Icahn Enterprises
6.750%, 02/01/24	175,000	182,437

KB Home
7.500%, 09/15/22	160,000	180,400

Lennar
4.750%, 11/15/22	125,000	131,562

M/I Homes
6.750%, 01/15/21	150,000	151,529

Marriott Ownership Resorts
6.500%, 09/15/26	180,000	194,621
4.750%, 01/15/28 (A)	185,000	189,218

Mattel
3.150%, 03/15/23	110,000	104,775

Meritor
6.250%, 02/15/24	200,000	205,000

MGM Resorts International
6.000%, 03/15/23	155,000	170,937

Navistar International
6.625%, 11/01/25 (A)	65,000	66,300

NCL
4.750%, 12/15/21 (A)	349,000	353,799

New Albertsons
7.750%, 06/15/26	410,000	414,100

Party City Holdings
6.125%, 08/15/23 (A)	225,000	226,125

Shea Homes
5.875%, 04/01/23 (A)	215,000	219,837

Sotheby’s
7.375%, 10/15/27 (A)	475,000	475,000

United Rentals North America
3.875%, 11/15/27	60,000	60,615

William Lyon Homes
7.000%, 08/15/22	5,000	5,013

WW International
8.625%, 12/01/25 (A)	80,000	82,400

Wynn Las Vegas
4.250%, 05/30/23 (A)	180,000	186,318

		5,995,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — 1.8%

B&G Foods
5.250%, 09/15/27	$725,000	$723,187

Performance Food Group
5.500%, 06/01/24 (A)	290,000	296,525

Pilgrim’s Pride
5.750%, 03/15/25 (A)	170,000	176,375

		1,196,087

ENERGY — 3.1%

Ascent Resources Utica Holdings
10.000%, 04/01/22 (A)	117,000	110,717

Calpine
6.000%, 01/15/22 (A)	250,000	250,350
5.875%, 01/15/24 (A)	140,000	143,080

Crestwood Midstream Partners
6.250%, 04/01/23	150,000	152,580

Parsley Energy
5.250%, 08/15/25 (A)	550,000	563,761

Summit Midstream Holdings
5.500%, 08/15/22	250,000	223,750

TerraForm Power Operating
4.750%, 01/15/30 (A)	530,000	547,887

		1,992,125

FINANCIALS — 5.3%

Ares Capital
4.200%, 06/10/24	450,000	467,380

Cheniere Energy Partners
4.500%, 10/01/29 (A)	874,000	890,387

DCP Midstream Operating
5.350%, 03/15/20 (A)	155,000	156,163

Donnelley Financial Solutions
8.250%, 10/15/24	140,000	145,600

FelCor Lodging
6.000%, 06/01/25	155,000	161,781

Fiat Chrysler Automobiles
4.500%, 04/15/20	260,000	261,950

Ladder Capital Finance Holdings LLLP
5.250%, 03/15/22 (A)	110,000	113,988

MGM Growth Properties Operating Partnership
5.625%, 05/01/24	55,000	60,569

Springleaf Finance
7.750%, 10/01/21	250,000	272,505
6.125%, 03/15/24	190,000	207,812

Starwood Property Trust
5.000%, 12/15/21	175,000	181,125

Sunoco
4.875%, 01/15/23	95,000	97,494

WPX Energy
5.250%, 10/15/27	468,000	455,130

		3,471,884

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — 3.1%

Bausch Health
7.000%, 03/15/24 (A)	$300,000	$313,853
6.125%, 04/15/25 (A)	195,000	202,434
5.875%, 05/15/23 (A)	352,000	357,280

Eagle Holding II
7.625% cash/0% PIK, 05/15/22 (A)	110,000	110,962

Encompass Health
5.750%, 11/01/24	143,000	144,609

HCA
7.500%, 02/15/22	250,000	277,375

Hill-Rom Holdings
5.000%, 02/15/25 (A)	80,000	82,900

Kinetic Concepts
12.500%, 11/01/21 (A)	120,000	125,844

Prestige Brands
6.375%, 03/01/24 (A)	195,000	203,531

Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/21	220,000	208,564

		2,027,352

INDUSTRIALS — 1.4%

Bombardier
6.000%, 10/15/22 (A)	445,000	433,875

DAE Funding
4.500%, 08/01/22 (A)	210,000	213,818

Moog
5.250%, 12/01/22 (A)	160,000	162,200

Zekelman Industries
9.875%, 06/15/23 (A)	94,000	99,142

		909,035

INFORMATION TECHNOLOGY — 1.8%

CommScope
6.000%, 03/01/26 (A)	410,000	421,275

Dell
7.100%, 04/15/28	490,000	567,175

RP Crown Parent
7.375%, 10/15/24 (A)	205,000	212,649

		1,201,099

MATERIALS — 4.7%

ARD Finance
7.125% cash/0% PIK, 09/15/23	220,000	228,525

Ardagh Packaging Finance
4.250%, 09/15/22 (A)	200,000	202,500

Aruba Investments
8.750%, 02/15/23 (A)	170,000	170,168

Ashland
4.750%, 08/15/22	125,000	130,937

Cascades
5.500%, 07/15/22 (A)	190,000	192,850

Crown Americas
4.500%, 01/15/23	195,000	203,775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION
HIGH YIELD FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

Kraton Polymers
7.000%, 04/15/25 (A)	$325,000	$330,688

Mercer International
6.500%, 02/01/24	195,000	200,850

OCI
6.625%, 04/15/23 (A)	200,000	208,750

OI European Group BV
4.000%, 03/15/23 (A)	165,000	164,175

Reynolds Group Issuer
5.750%, 10/15/20	513,627	515,399

5.501%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/21 (A)	320,000	320,800
5.125%, 07/15/23 (A)	155,000	159,022

		3,028,439

REAL ESTATE — 2.1%

ESH Hospitality
5.250%, 05/01/25 (A)	210,000	216,563

Forestar Group
8.000%, 04/15/24 (A)	100,000	107,500

GEO Group
5.125%, 04/01/23	560,000	492,800

HAT Holdings I
5.250%, 07/15/24 (A)	175,000	183,969

iStar
6.000%, 04/01/22	170,000	174,463
4.750%, 10/01/24	65,000	67,031

Lamar Media
5.000%, 05/01/23	130,000	132,356

		1,374,682

Total Corporate Obligations

(Cost $25,710,541)		25,944,521

SHORT-TERM INVESTMENT — 0.9%

	Shares

SEI Daily Income Trust, Government
Fund, Cl F, 1.690% (B)
(Cost $611,076)	611,076	611,076

Total Investments — 40.7%

(Cost $26,321,617)		$26,555,597

Percentages are based upon Net Assets of $65,214,276.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $13,487,036 and represents 20.7% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2019.

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

PIK — Payment-in-Kind

USD — U.S. Dollar

VAR—Variable Rate

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$25,944,521	$—	$25,944,521
Short-Term Investment	611,076	—	—	611,076

Total Investments in Securities	$611,076	$25,944,521	$—	$26,555,597

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited) †

	Long	Short	Net
Convertible Bonds	94.9%	0.0%	94.9%
Short-Term Investment	6.8	0.0	6.8
Health Care	0.1	(0.6)	(0.5)
Information Technology	0.0	(0.9)	(0.9)

Total Investments			100.3

Other Assets and Liabilities, Net			(0.3)

			100.0%

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 87.1%

	Face Amount		Value

AUSTRIA — 0.9%
ams
0.875%, 09/28/22		$400,000	$337,096

BELGIUM — 0.8%
Bekaert
4.407%, 06/09/21 (A)	EUR	300,000	322,374

CANADA — 0.2%
Tilray
5.000%, 10/01/23		$130,000	71,185

CHINA — 21.9%
Angang Steel
7.819%, 05/25/23 (A)	HKD	6,000,000	726,717
Bilibili
1.375%, 04/01/26 (B)		$400,000	369,637
China Conch Venture Holdings International
4.106%, 09/05/23 (A)	HKD	6,000,000	807,187
China Evergrande Group
4.250%, 02/14/23		3,000,000	347,954
China Mengniu Dairy
0.815%, 06/05/22 (A)		$800,000	803,835
Ctrip.com International
1.000%, 07/01/20		1,500,000	1,465,089
Harvest International
3.023%, 11/21/22 (A)	HKD	6,000,000	774,148
iQIYI
3.750%, 12/01/23 (B)		$1,200,000	1,228,571
Shui On Development Holding
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+8.809%, 12/04/67		500,000	502,758
Zhejiang Expressway
0.341%, 04/21/22 (A)	EUR	800,000	884,976
Zhongsheng Group Holdings
13.177%, 05/23/23 (A)	HKD	4,000,000	559,666

			8,470,538

GERMANY — 1.3%
AURELIUS Equity Opportunities & KGaA
1.000%, 12/01/20	EUR	300,000	324,703
Consus Real Estate
4.000%, 11/29/22		200,000	180,871

			505,574

CONVERTIBLE BONDS — continued

	Face Amount		Value

HONG KONG — 2.9%
China Overseas Finance Investment Cayman V
0.000%, 01/05/23 (A)		$1,000,000	$1,104,726

ISRAEL — 2.2%
Teva Pharmaceutical Finance
0.250%, 02/01/26		900,000	844,039

JAPAN — 7.3%
LIXIL Group
185.643%, 03/04/20 (A)	JPY	50,000,000	461,155
Shiga Bank
3.855%, 06/23/20 (A)		$800,000	781,300
Shizuoka Bank
1.440%, VAR ICE LIBOR USD 3 Month-0.500%, 01/25/23		600,000	571,734
Yamaguchi Financial Group
1.613%, VAR ICE LIBOR USD 3 Month-0.500%, 03/26/20		1,000,000	989,798

			2,803,987

MALAYSIA — 4.2%
Cahaya Capital
3.315%, 09/18/21 (A)		1,000,000	949,051
Top Glove Labuan
2.000%, 03/01/24		680,000	668,170

			1,617,221

MEXICO — 5.7%
America Movil
0.495%, 05/28/20 (A)	EUR	900,000	1,001,489
Cemex
3.720%, 03/15/20		$1,200,000	1,199,336

			2,200,825

NETHERLANDS — 1.5%
Shop Apotheke Europe
4.500%, 04/19/23	EUR	500,000	587,074

SINGAPORE — 2.8%
CapitaLand
1.850%, 06/19/20	SGD	1,250,000	913,740
OUE
1.500%, 04/13/23		250,000	180,514

			1,094,254

UNITED ARAB EMIRATES — 0.9%
NMC Health Jersey
1.875%, 04/30/25		$400,000	345,200

UNITED STATES — 34.6%
Accelerate Diagnostics
2.500%, 03/15/23		245,000	188,924
Allscripts Healthcare Solutions
1.250%, 07/01/20 (C)		600,000	593,830
Atlas Air Worldwide Holdings
2.250%, 06/01/22		695,000	604,257
Carbonite
2.500%, 04/01/22		700,000	682,487
Colony Capital
3.875%, 01/15/21		1,000,000	982,503
Dermira
3.000%, 05/15/22		500,000	415,000
Encore Capital Group
3.000%, 07/01/20 (C)		800,000	798,610

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

CONVERTIBLE BONDS — continued

	Face Amount	Value
IAC Financeco 3
2.000%, 01/15/30 (B)	$675,000	$750,746
Invacare
5.000%, 02/15/21	190,000	176,484
j2 Global
3.250%, 06/15/29 (C)	250,000	368,156
JPMorgan Chase Bank
1.780%, 01/11/21 (A)	400,000	388,967
NextEra Energy Partners
1.500%, 09/15/20 (B)	750,000	784,352
NII Holdings
4.250%, 08/15/23 (B)	600,000	624,780
PennyMac
5.375%, 05/01/20	800,000	806,542
PRA Group
3.000%, 08/01/20 (C)	500,000	495,732
Rovi
0.500%, 03/01/20	800,000	789,040
RWT Holdings
5.625%, 11/15/19	650,000	650,483
Snap
0.750%, 08/01/26 (B)	215,000	217,307
SolarCity
1.625%, 11/01/19	1,430,000	1,429,097
SunPower
0.875%, 06/01/21	550,000	503,257
Vector Group
1.750%, 04/15/20 (D)	500,000	515,312
Verastem
5.000%, 11/01/48 (C)	250,000	88,618
Western Asset Mortgage Capital
6.750%, 10/01/22	350,000	354,768
Workiva
1.125%, 08/15/26 (B)	180,000	161,969

		13,371,221

Total Convertible Bonds (Cost $33,467,945)		33,675,314

COMMON STOCK — 0.1%

	Shares

UNITED STATES — 0.1%

Pacific Biosciences of California *	10,000	48,400

(Cost $68,905)		48,400

SHORT-TERM INVESTMENT — 6.2%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (E) (Cost $2,400,185)	2,400,185	2,400,185

Total Investments — 93.4%
(Cost $35,937,035)		$36,123,899

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (1.4)%

UNITED STATES — (1.4)%
j2 Global	(3,280)	(311,469)

COMMON STOCK — continued

	Shares	Value
Wright Medical Group *	(10,900)	$(226,720)

Total Common Stock
(Proceeds $553,727)
		(538,189)

Total Securities Sold Short — (1.4)%
(Proceeds $553,727)		$(538,189)

PURCHASED OPTIONS — 0.1%(F)

	Contracts	Value
Total Purchased Options
(Cost $196,009)	455	$42,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

A list of the option contracts held by the Fund at October 31, 2019, is as follows:

PURCHASED OPTIONS — 0.1%

	Contracts	Notional	Strike Price	Expiration Date	Value

Call Options

UNITED STATES — 0.1%
January 20 Calls on XAU*	200	$1,912,400	$100.00	01/18/20	$22,000
November 19 Calls on XAU*	50	478,100	100.00	11/16/19	2,750

Total Call Options					24,750

Put Options

UNITED STATES — 0.0%
iShares 20+ Year Treasury Bond ETF*	125	1,765,500	136.00	12/21/19	9,375
November 19 Puts on SPX*	20	6,075,120	2,725.00	11/16/19	1,700
November 19 Puts on SPX*	60	18,225,360	2,750.00	11/16/19	6,300

Total Put Options					17,375

Total Purchased Options					$42,125

A list of the open futures contracts held by the Fund at October 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro	(23)	Dec-2019	$ (3,188,957)	$ (3,213,244)	$ (24,287)

Japanese Yen	(4)	Mar-2020	(470,190)	(466,950)	3,240

			$ (3,659,147)	$ (3,680,194)	$ (21,047)

A summary of the outstanding forward and foreign currency contracts held by the Fund at October 31, 2019 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
U.S. Bank	11/29/19	SGD	1,498,000	USD	1,099,894	$(1,533)

U.S. Bank	11/29/19	HKD	25,300,000	USD	3,227,905	(246)

						$(1,779)

A list of the open OTC swap agreements as of October 31, 2019 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Akam, 0.125%	FIX NOMINAL	DEUTSCHE BANK-
	Effective rate 3.002%		AKAM 0 1/8 5/1/25
			- 00971TAJ0	Monthly	01/15/2021	USD	1,151,476	$(32,195)	$–	$(32,195)
Deutsche Bank	Akamai Tech Inc.	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	AKAMAI TECH INC
			- 00971T101	Monthly	01/15/2021	USD	597,491	31,255	–	31,255
Deutsche Bank	ANGI Homeservices Inc.	TOTAL RETURN	DEUTSCHE
	Effective rate 1.460%	STOCK	BANK - ANGI
			HOMESERVICES INC
			-00183L	Monthly	01/15/2020	USD	82,465	(682)	–	(682)
Deutsche Bank	ANI Pharmaceuticals Inc.	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	ANIP -00182C103	Monthly	01/15/2020	USD	467,285	(40,165)	–	(40,165)
Deutsche Bank	ANI Pharmaceuticals Inc., 3%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		ANIP -00182CAA1	Monthly	12/01/2019	USD	751,053	36,953	–	36,953
Deutsche Bank	Bilibili Inc.	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- BILIBILI INC
			- 090040106	Monthly	01/15/2020	USD	129,443	(11,014)	–	(11,014)
Deutsche Bank	Cardtronics, 1%	FIX NOMINAL	“DEUTSCHE BANK
	Effective rate 3.002%		- CATM -14161HAG3”	Monthly	01/15/2020	USD	692,786	4,443	–	4,443
Deutsche Bank	Cowen	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	COWEN 223622606	Monthly	01/15/2020	USD	269,987	(12,793)	–	(12,793)
Deutsche Bank	Cowen, 3%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- COWEN INC
			223622AE1	Monthly	01/15/2020	USD	521,527	12,232	–	12,232
Deutsche Bank	Dycom Industries, 0.75%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		DY -267475AB7	Monthly	01/15/2020	USD	1,179,814	(4,251)	–	(4,251)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Exact Sciences	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- EXACT SCI CORP
			-30063P105	Monthly	01/15/2020	USD	491,220	$63,076	$–	$63,076
Deutsche Bank	Exact Sciences, 0.38%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- EXACT SCI CO
			30063PAB1	Monthly	01/15/2020	USD	857,094	(53,976)	–	(53,976)
Deutsche Bank	Fortive	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- FORTIVE CORP
			- 34959J108	Monthly	01/15/2021	USD	137,089	6,033	–	6,033
Deutsche Bank	FTV, 0.875%	FIX NOMINAL	EUTSCHE BANK -
	Effective rate 3.002%		FTV 0 7/8 2/15/22
			- 34959JAJ7	Monthly	01/15/2021	USD	998,593	(10,835)	–	(10,835)
Deutsche Bank	HCI, 4.25%	FIX NOMINAL	“DEUTSCHE BANK -
	Effective rate 3.002%		HCI - 40416EAD5”	Monthly	01/15/2020	USD	495,786	5,886	–	5,886
Deutsche Bank	IQUS	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	IQUS - 46267X108	Monthly	01/15/2020	USD	381,770	(18,908)	–	(18,908)
Deutsche Bank	Jazz Investments	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	JAZZ INVESTMENTS
			G50871105	Monthly	01/15/2020	USD	193,602	(12,321)	–	(12,321)
Deutsche Bank	Jazz Investments, 1.5%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		JAZZ INVESTMENTS
			472145AD3	Monthly	01/15/2020	USD	850,245	13,242	–	13,242
Deutsche Bank	Match Group Inc.	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- MATCH GROUP
			-57665R106	Monthly	01/15/2020	USD	259,989	7,956	–	7,956
Deutsche Bank	Medicines Company	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- MEDICINES CO
			584688105	Monthly	01/15/2020	USD	886,520	10,388	–	10,388
Deutsche Bank	Medicines Company, 2.5%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- MEDICINES CO
			584688AE5	Monthly	01/15/2020	USD	1,285,124	3,264	–	3,264
Deutsche Bank	Microchip Technology, 1.625%	TOTAL RETURN BOND	DEUTSCHE BANK -
	Effective rate 3.002%		MICROCHIP TECH
			595017AF1	Monthly	01/15/2021	USD	1,999,210	(32,773)	–	(32,773)
Deutsche Bank	Microchip Technology	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	MICROCHIP TECH
			595017104	Monthly	01/15/2020	USD	1,735,317	46,156	–	46,156
Deutsche Bank	Nuvasive	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- NUVASIVE INC
			670704105	Monthly	01/15/2020	USD	318,150	(34,369)	–	(34,369)
Deutsche Bank	Nuvasive, 2.25%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- NUVASIVE INC
			670704AG0	Monthly	01/15/2020	USD	591,721	36,370	–	36,370
Deutsche Bank	Oktab, 0.125%	FIX NOMINAL	“DEUTSCHE BANK -
	Effective rate 3.002%		OKTAB - 679295AC9	Monthly	01/15/2020	USD	1,908,336	(15,095)	–	(15,095)
Deutsche Bank	Oktas	TOTAL RETURN	“DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	OKTAS - 679295105	Monthly	01/15/2020	USD	636,731	9,921	–	9,921
Deutsche Bank	PDL Biopharma	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	PDL BIOPHARMA INC
			69329Y104	Monthly	01/15/2020	USD	197,724	(34,489)	–	(34,489)
Deutsche Bank	PDL Biopharma, 2.75%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		PDL BIOPHARMA INC
			69329YAJ3	Monthly	01/15/2023	USD	517,694	555	–	555
Deutsche Bank	QGEN	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	QGEN -N72482123	Monthly	01/15/2020	USD	579,985	(45,713)	–	(45,713)
Deutsche Bank	QGEN, 0.88%	TOTAL RETURN BOND	“DEUTSCHE BANK -
	Effective rate 3.002%		QGEN -‘BKRTYD0”	Monthly	01/15/2020	USD	1,087,681	29,470	–	29,470
Deutsche Bank	Sea Limited	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- SEA LIMITED
			81141R100	Monthly	01/15/2020	USD	580,618	(29,145)	–	(29,145)
Deutsche Bank	Sea Limited, 2.25%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- SEA LIMITED
			81141RAB6	Monthly	01/15/2020	USD	817,063	29,451	–	29,451
Deutsche Bank	Silicon Laboratories	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- SILICON LABS
			826919102	Monthly	01/15/2020	USD	450,357	22,997	–	22,997
Deutsche Bank	Silicon Laboratories, 1.375%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- SILICON LABS
			826919AB8	Monthly	01/15/2020	USD	654,796	(22,582)	–	(22,582)
Deutsche Bank	Snap Inc., 0.75%	TOTAL RETURN BOND	DEUTSCHE BANK
	Effective rate 3.002%		- SNAP 0 3/4
			08/01/26-83304AAA4	Monthly	01/15/2021	USD	883,613	26,550	–	26,550
Deutsche Bank	Snap Inc.	TOTAL RETURN	DEUTSCHE
	Effective rate 1.460%	STOCK	BANK - SNAP INC
			-83304A106	Monthly	01/15/2020	USD	483,287	(32,997)	–	(32,997)
Deutsche Bank	SYNA	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	SYNA -87157D109	Monthly	01/15/2020	USD	134,805	(4,081)	–	(4,081)
Deutsche Bank	SYNA, 0.50%	FIX NOMINAL	“DEUTSCHE BANK -
	Effective rate 3.002%		SYNA -87157DAD1	Monthly	01/15/2020	USD	702,596	5,813	–	5,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Vishay Intertechnology	TOTAL RETURN	“DEUTSCHE BANK
		STOCK	- VSHS-“928298108”	Monthly	01/15/2020	USD	349,530	$(35,137)	$–	$(35,137)
Deutsche Bank	Vishay Intertechnology, 2.25%	FIX NOMINAL	“DEUTSCHE BANK -
	Effective rate 3.002%		VSHB -“928298AP3”	Monthly	01/15/2020	USD	1,147,650	43,649	–	43,649
Deutsche Bank	Wday, 0.25%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		WDAY0.25 10/01/22
			- 98138HAF8	Monthly	01/15/2021	USD	1,301,710	(31,227)	–	(31,227)
Deutsche Bank	Weibo	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- WEIBO CORP
			948596101	Monthly	01/15/2020	USD	73,980	237	–	237
Deutsche Bank	Weibo, 1.25%	FIX NOMINAL	DEUTSCHE BANK
	Effective rate 3.002%		- WEIBO CORP
			948596AC5	Monthly	01/15/2020	USD	1,128,773	4,200	–	4,200
Deutsche Bank	Wkus	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	WKUS - 98139A105	Monthly	01/15/2020	USD	40,671	3,191	–	3,191
Deutsche Bank	Workday Inc.	TOTAL RETURN	DEUTSCHE BANK
	Effective rate 1.460%	STOCK	- WORKDAY INC
			- 98138H101	Monthly	01/15/2021	USD	842,496	32,174	–	32,174
Deutsche Bank	Wright Medical Group	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	WRIGHT MEDICAL
			GRP N96617118	Monthly	01/15/2020	USD	736,781	(16,800)	–	(16,800)
Deutsche Bank	Wright Medical Group, 2.25%	FIX NOMINAL	DEUTSCHE BANK -
	Effective rate 3.002%		WMGI 21/4 11/15/21
			-98236JAB4	Monthly	01/15/2020	USD	1,755,650	23,775	–	23,775
Deutsche Bank	YY Inc., 1.375%	TOTAL RETURN BOND	“DEUTSCHE BANK -
	Effective rate 3.002%		YY - 98426TAE6	Monthly	01/15/2021	USD	930,699	(509)	–	(509)
Deutsche Bank	YY Inc.	TOTAL RETURN	DEUTSCHE BANK -
	Effective rate 1.460%	STOCK	YY INC - 98426T106	Monthly	01/15/2020	USD	335,187	8,547	–	8,547

								$(14,273)	$–	$(14,273)

Percentages are based upon Net Assets of $38,674,123.

*	Non-income producing security.

(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $4,137,362 and represents 10.7% of Net Assets.

(C)	All or portion of the shares have been committed as collateral for open short positions

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	The rate reported is the 7-day effective yield as of October 31, 2019.

(F)	Refer to table below for details on Options Contracts.

Cl — Class

EUR — Euro

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

OTC — Over the Counter

SGD — Singapore Dollar

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

XAU — Philadelphia Gold and Silver

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$33,675,314	$—	$33,675,314
Common Stock	48,400	—	—	48,400
Short-Term
Investment	2,400,185	—	—	2,400,185

Total Investments in Securities	$2,448,585	$33,675,314	$—	$36,123,899

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(538,189)	$—	$—	(538,189)

Total Securities Sold Short	$(538,189)	$—	$—	$(538,189)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$42,125	$—	$—	$42,125
Futures Contracts*
Unrealized Appreciation	3,240	—	—	3,240
Unrealized Depreciation	(24,287)	—	—	(24,287)
Forwards Contracts*
Unrealized Depreciation	—	(1,779)	—	(1,779)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	517,784	—	517,784
Unrealized Depreciation	—	(532,057)	—	(532,057)

Total Other Financial Instruments	$21,078	$(16,052)	$—	$5,026

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL
INCOME FUND
OCTOBER 31, 2019

* Future, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC
CONVERTIBLES FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 97.8%

	Face Amount		Value

CANADA — 2.3%

SSR Mining
2.500%, 04/01/39 (A)		$800,000	$909,000

CHINA — 11.4%

Bilibili
1.375%, 04/01/26 (A)		1,000,000	924,093

China Yangtze Power International BVI 1
0.000%, 11/09/21 (B)		1,000,000	1,044,008

iQIYI
3.750%, 12/01/23 (A)		800,000	819,047

Luye Pharma Group
1.500%, 07/09/24		1,000,000	1,058,125

Semiconductor Manufacturing International
0.000%, 07/07/22 (B)		500,000	592,393

			4,437,666

FRANCE — 2.2%

Airbus MTN
0.000%, 06/14/21 (B)	EUR	700,000	851,153

HONG KONG — 1.3%

Link 2019 CB
1.600%, 04/03/24	HKD	4,000,000	504,552

UNITED STATES — 80.6%

Akamai Technologies
0.125%, 05/01/25		$2,115,000	2,368,800

Booking Holdings
0.900%, 09/15/21		1,800,000	2,115,518

Carbonite
2.500%, 04/01/22		600,000	584,989

Cree
0.875%, 09/01/23		1,050,000	1,132,385

DocuSign
0.500%, 09/15/23		1,000,000	1,174,322

Exact Sciences
0.375%, 03/15/27		1,900,000	2,036,191

CONVERTIBLE BONDS — continued

	Face Amount	Value

Hannon Armstrong Sustainable Infrastructure Capital
4.125%, 09/01/22	$1,000,000	$1,146,875

Horizon Pharma Investment
2.500%, 03/15/22	1,035,000	1,240,377

IAC Financeco 3
2.000%, 01/15/30 (A)	1,275,000	1,418,076

InterDigital
2.000%, 06/01/24 (A)	1,350,000	1,329,483

KBR
2.500%, 11/01/23 (A)	800,000	1,001,658

Medicines Company
2.500%, 01/15/22	850,000	1,364,250

NextEra Energy Partners
1.500%, 09/15/20 (A)	1,250,000	1,307,253

Nuance Communications
1.000%, 12/15/35	600,000	583,276

Palo Alto Networks
0.750%, 07/01/23	1,425,000	1,567,447

Pattern Energy Group
4.000%, 07/15/20	1,100,000	1,166,000

Sarepta Therapeutics
1.500%, 11/15/24	675,000	951,844

Splunk
0.500%, 09/15/23	1,175,000	1,275,725

Square
0.500%, 05/15/23	1,100,000	1,213,281

SunPower
4.000%, 01/15/23	825,000	706,028

Teladoc Health
1.375%, 05/15/25	550,000	891,330

Tesla
2.000%, 05/15/24	1,750,000	2,141,690

Viavi Solutions
1.750%, 06/01/23	1,300,000	1,686,818

Wright Medical Group
2.250%, 11/15/21	800,000	941,820

		31,345,436

Total Convertible Bonds

(Cost $36,476,129)		38,047,807

SHORT-TERM INVESTMENT — 6.1%

	Shares

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (C)
(Cost $2,359,562)	2,359,562	2,359,562

Total Investments — 103.9%

(Cost $38,835,691)		$40,407,369

Percentages are based upon Net Assets of $38,887,896.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC
CONVERTIBLES FUND
OCTOBER 31, 2019

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $7,708,610 and represents 19.8% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(C)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

EUR — Euro

HKD — Hong Kong Dollar

MTN — Medium Term Note

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$38,047,807	$—	$38,047,807
Short-Term Investment	2,359,562	—	—	2,359,562

Total Investments in Securities	$2,359,562	$38,047,807	$—	$40,407,369

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME
FUND
OCTOBER 31, 2019

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
PREFERRED STOCK — 42.8%

	Shares	Value

COMMUNICATION SERVICES — 0.6%
GCI Liberty, 7.000%	1,465	$38,486

CONSUMER DISCRETIONARY — 3.5%
Costamare, 8.875%	1,783	46,565
Fortress Transportation & Infrastructure Investors, 8.250% , VAR ICE LIBOR USD 3 Month+6.886%	5,000	127,850
QVC, 6.375%	1,100	29,150
Triton International, 8.000%	550	14,575

		218,140

CONSUMER STAPLES — 1.1%
CHS, 7.500%	1,275	35,292
Energizer Holdings, 7.500%	375	34,822

		70,114

ENERGY — 7.3%
Crestwood Equity Partners, 9.250% (A)	7,950	73,061
DCP Midstream, 7.950%, VAR ICE LIBOR USD 3 Month+4.882%	850	21,276
DCP Midstream, 7.875%, VAR ICE LIBOR USD 3 Month+4.919%	685	16,830
Energy Transfer Operating, 7.625%, VAR ICE LIBOR USD 3 Month+4.738%	1,675	41,339
Energy Transfer Operating, 7.600%, VAR ICE LIBOR USD 3 Month+5.161%	250	6,320
Energy Transfer Operating, 7.375%, VAR ICE LIBOR USD 3 Month+4.530%	650	15,743
GasLog Partners, 8.625%, VAR ICE LIBOR USD 3 Month+6.310%	750	19,462
GasLog Partners, 8.500%, VAR ICE LIBOR USD 3 Month+5.317%	2,267	56,199
Global Partners, 9.750%, VAR ICE LIBOR USD 3 Month+6.774%	1,595	42,481
Hoegh LNG Partners, 8.750%	1,325	35,709
NGL Energy Partners, 9.625%, VAR ICE LIBOR USD 3 Month+7.384%	2,025	52,286
Teekay LNG Partners, 8.500%, VAR ICE LIBOR USD 3 Month+6.241%	2,900	74,327

		455,033

FINANCIALS — 17.9%
AGNC Investment, 6.500%, VAR ICE LIBOR USD 3 Month+4.993% ‡	2,750	70,757
Annaly Capital Management, 6.750%, VAR ICE LIBOR USD 3 Month+4.989% ‡	1,855	48,174

PREFERRED STOCK — continued

	Shares	Value

FINANCIALS — continued
B. Riley Financial, 7.500%	700	$17,836
B. Riley Financial, 7.250%	475	12,170
B. Riley Financial, 6.875%	575	14,375
B. Riley Financial, 6.750%	1,000	26,080
B. Riley Financial, 6.500%	3,700	92,500
Cherry Hill Mortgage Investment, 8.250%, VAR ICE LIBOR USD 3 Month+5.631% ‡	825	21,062
Chimera Investment, 8.000%, VAR ICE LIBOR USD 3 Month+5.379% ‡	1,900	48,906
Chimera Investment, 7.750%, VAR ICE LIBOR USD 3 Month+4.743% ‡	775	19,514
Compass Diversified Holdings, 7.875%, VAR ICE LIBOR USD 3 Month+4.985%	2,500	62,425
Cowen, 7.750%	533	14,572
Dynex Capital, 7.625% ‡	905	22,806
Ellington Financial, 6.750%, VAR ICE LIBOR USD 3 Month+5.196%	2,300	58,167
Enstar Group, 7.000%	625	16,875
Enstar Group, 7.000%, VAR ICE LIBOR USD 3 Month+4.015%	375	10,260
Exantas Capital, 8.625%, VAR ICE LIBOR USD 3 Month+5.927% ‡	1,075	28,090
Golar LNG Partners, 8.750%	1,325	34,052
Hercules Capital, 6.250%	260	6,851
Invesco Mortgage Capital, 7.500%, VAR ICE LIBOR USD 3 Month+5.289% ‡	1,300	34,684
Mortgage Investment Trust, 8.000% , VAR ICE LIBOR USD 3 Month+6.476% ‡	4,300	111,370
New Residential Investment, 7.500% , VAR ICE LIBOR USD 3 Month+5.802% ‡	1,675	43,667
New Residential Investment, 7.125% , VAR ICE LIBOR USD 3 Month+5.640% ‡	2,450	62,499
New York Mortgage Trust, 8.000% , VAR ICE LIBOR USD 3 Month+5.695% ‡	1,393	35,494
New York Mortgage Trust, 7.875%, VAR ICE LIBOR USD 3 Month+6.429% ‡	1,125	28,035
NuStar Energy, 9.000%, VAR ICE LIBOR USD 3 Month+6.880%	1,740	43,378
NuStar Energy, 8.500%, VAR ICE LIBOR USD 3 Month+6.766% (A)	1,485	36,100
PennyMac Mortgage Investment Trust, 8.125%, VAR ICE LIBOR USD 3 Month+5.831% ‡	471	12,684
Ready Capital, 6.200% ‡	1,175	30,386
Two Harbors Investment, 7.625%, VAR ICE LIBOR USD 3 Month+5.352% ‡	1,050	27,521
Two Harbors Investment, 7.250%, VAR ICE LIBOR USD 3 Month+5.011% ‡	925	23,708

		1,114,998

INDUSTRIALS — 0.8%
CAI International, 8.500%, VAR ICE LIBOR USD 3 Month+5.820%	375	10,020
CAI International, 8.500%, VAR ICE LIBOR USD 3 Month+5.687%	125	3,362
Seaspan, 8.000%, VAR ICE LIBOR USD 3 Month+5.008%	1,475	37,731

		51,113

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME
FUND
OCTOBER 31, 2019

PREFERRED STOCK — continued

	Shares	Value

REAL ESTATE — 9.3%
Brookfield Property Partners, 6.500%	175	$4,674
Brookfield Property Partners, 6.375%	1,250	34,288
Colony Capital, 8.750% ‡	1,425	36,352
Farmland Partners, 10.000% ‡	2,675	64,708
Gladstone Commercial, 7.000% ‡	374	9,877
Gladstone Commercial, 6.625% ‡	2,700	70,875
Global Medical REIT, 7.500% ‡	325	8,564
Global Net Lease, 7.250% ‡	2,350	61,593
Hersha Hospitality Trust, 6.500% ‡	1,450	35,844
Jernigan Capital, 7.000% ‡	680	18,224
Landmark Infrastructure Partners, 7.900%	650	16,867
Landmark Infrastructure Partners, 7.000% (B)	400	10,528
Monmouth Real Estate Investment, 6.125% ‡	3,100	77,500
QTS Realty Trust, 7.125% ‡	154	4,140
RLJ Lodging Trust, 1.950% ‡	2,200	59,994
Saul Centers, 6.000% ‡	121	3,225
UMH Properties, 6.750% ‡	1,350	36,315
UMH Properties, 6.375% ‡	875	22,225

		575,793

UTILITIES — 2.3%
DTE Energy, 6.250%	2,600	132,028
Entergy Texas, 5.375%	370	9,790

		141,818

Total Preferred Stock (Cost $2,565,832)		2,665,495

CORPORATE OBLIGATIONS — 20.1%

	Face Amount

COMMUNICATION SERVICES — 1.2%
CenturyLink
7.650%, 03/15/42	$25,000	25,375
7.600%, 09/15/39	50,000	50,875

		76,250

CONSUMER DISCRETIONARY — 3.4%
CSC Holdings
7.500%, 04/01/28 (C)	50,000	56,375
Icahn Enterprises
6.250%, 05/15/26	50,000	53,000
Manitowoc
9.000%, 04/01/26 (C)	50,000	48,105
Nathan’s Famous
6.625%, 11/01/25 (C)	25,000	25,250
Yum! Brands
6.875%, 11/15/37	25,000	28,500

		211,230

CONSUMER STAPLES — 1.9%
Albertsons
5.750%, 03/15/25	45,000	46,561
Vector Group
6.125%, 02/01/25 (C)	75,000	72,000

		118,561

ENERGY — 2.3%
DCP Midstream
7.375%, VAR ICE LIBOR USD 3 Month+5.148%, 06/15/68	25,000	24,062

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
NGL Energy Partners
7.500%, 11/01/23	$50,000	$49,814
SemGroup
5.625%, 11/15/23	25,000	25,563
Summit Midstream Holdings
5.750%, 04/15/25	25,000	19,375
Summit Midstream Partners
9.500%, VAR ICE LIBOR USD 3 Month+7.430%, 12/15/67	50,000	28,500

		147,314

FINANCIALS — 8.6%
Brighthouse Financial
4.700%, 06/22/47	45,000	40,036
Capital Southwest
5.375%, 10/01/24	125,000	125,937
CIT Group
5.800%, VAR ICE LIBOR USD 3
Month+3.972%, 12/15/67	25,000	25,656
Compass Group Diversified Holdings
8.000%, 05/01/26 (C)	40,000	43,000
Customers Bancorp
4.500%, 09/25/24	125,000	126,497
GasLog
8.875%, 03/22/22	50,000	52,000
Global Partners
7.000%, 08/01/27 (C)	50,000	52,008
SemGroup
5.625%, 07/15/22	20,000	20,220
USA Compression Partners
6.875%, 09/01/27 (C)	50,000	50,000

		535,354

INDUSTRIALS — 0.4%
Fortress Transportation & Infrastructure Investors
6.500%, 10/01/25 (C)	25,000	25,250

INFORMATION TECHNOLOGY — 1.1%
CommScope Technologies
6.000%, 06/15/25 (C)	75,000	66,728

REAL ESTATE — 1.2%
CoreCivic
4.750%, 10/15/27	10,000	8,450
4.625%, 05/01/23	25,000	23,406
GEO Group
5.875%, 10/15/24	25,000	20,875
5.125%, 04/01/23	25,000	22,000

		74,731

Total Corporate Obligations
(Cost $1,250,021)		1,255,418

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME
FUND
OCTOBER 31, 2019

EXCHANGE TRADED FUNDS — 13.8%

	Shares	Value

UNITED STATES — 13.8%
ETRACS 2xLeveraged Long Wells Fargo Business Development Index ETN	3,900	$54,717
Invesco Senior Loan ETF	5,857	131,255
iShares 0-5 Year High Yield Corporate Bond ETF	5,100	236,079
iShares Preferred & Income Securities ETF	5,450	204,539
SPDR Blackstone	5,100	233,937

Total Exchange Traded Funds (Cost $863,659)		860,527

COMMON STOCK — 10.9%

COMMUNICATION SERVICES — 0.5%
AT&T	775	29,830

CONSUMER DISCRETIONARY — 1.1%
Amazon.com *	20	35,533
G-III Apparel Group *	1,225	30,760

		66,293

CONSUMER STAPLES — 0.5%
Philip Morris International	400	32,576

ENERGY — 1.1%
Enviva Partners (A)	1,975	66,202

FINANCIALS — 3.7%
AGNC Investment ‡	1,825	31,116
Bank of America	1,225	38,306
Exantas Capital ‡	3,075	36,162
Moelis, Cl A	1,025	36,572
TPG RE Finance Trust ‡	1,450	29,334
Trinity Merger, Cl A *	6,085	63,831

		235,321

INFORMATION TECHNOLOGY — 1.4%
Apple	150	37,314
CACI International, Cl A *	90	20,138
Leidos Holdings	315	27,162

		84,614

REAL ESTATE — 1.7%
CatchMark Timber Trust, Cl A ‡	3,250	37,277
Iron Mountain ‡	1,075	35,260
VICI Properties ‡	1,325	31,204

		103,741

UTILITIES — 0.9%
Atlantica Yield	2,475	59,425

Total Common Stock (Cost $626,991)		678,002

U.S. TREASURY OBLIGATIONS — 4.8%

	Face Amount
U.S. Treasury Note
2.250%, 02/29/20	$125,000	125,249

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
1.875%, 12/31/19	$175,000	$175,015

Total U.S. Treasury Obligations (Cost $300,139)		300,264

CONVERTIBLE BONDS — 2.7%

CONSUMER DISCRETIONARY — 1.1%
Tutor Perini
2.875%, 06/15/21	75,000	71,200

INDUSTRIALS — 0.8%
Macquarie Infrastructure
2.000%, 10/01/23	50,000	47,016

REAL ESTATE — 0.8%
Colony Capital
3.875%, 01/15/21	50,000	49,125

Total Convertible Bonds
(Cost $164,613)		167,341

CONVERTIBLE PREFERRED STOCK — 2.2%

	Shares

INFORMATION TECHNOLOGY — 2.2%
Broadcom, 8.000%
(Cost $125,000)	125	135,378

SHORT-TERM INVESTMENT — 3.2%

SEI Daily Income Trust, Government Fund, Cl F, 1.690% (D) (Cost $198,418)	198,418	198,418

Total Investments — 100.5%
(Cost $6,094,673)		$6,260,843

Percentages are based upon Net Assets of $6,227,146.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Security is a Master Limited Partnership. At October 31, 2019, such securities amounted to $175,363, or 2.8% of the Net Assets of the Fund (See Note 2).
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2019 was $438,716 and represents 7.0% of Net Assets.

(D)	The rate reported is the 7-day effective yield as of October 31, 2019.

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FLEXIBLE INCOME
FUND
OCTOBER 31, 2019

The following is a summary of the inputs used as of October 31, 2019 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock	$2,665,495	$—	$—	$2,665,495
Corporate Obligations	—	1,255,418	—	1,255,418
Exchange Traded Funds	860,527	—	—	860,527
Common Stock	678,002	—	—	678,002
U.S. Treasury Obligations	—	300,264	—	300,264
Convertible Bonds	—	167,341	—	167,341
Convertible Preferred Stock	135,378	—	—	135,378
Short-Term Investment	198,418	—	—	198,418

Total Investments in Securities	$4,537,820	$1,723,023	$—	$6,260,843

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Fund	Westwood SmallCap Fund
Assets:
Investments, at Value (Cost $173,041,689, $3,841,826, $151,972,654 and $367,251,339, respectively)	$237,801,175	$4,709,334	$187,036,214	$419,376,870
Dividends and Interest Receivable	423,638	17,084	120,936	108,204
Receivable for Capital Shares Sold	111,802	–	27,733	721,467
Receivable from Investment Adviser	–	5,843	–	–
Receivable for Investment Securities Sold	–	182,627	1,497,014	3,560,064
Reclaim Receivable	–	–	7,078	–
Prepaid Expenses	10,592	1,948	2,804	40,039

Total Assets	238,347,207	4,916,836	188,691,779	423,806,644

Liabilities:
Payable for Investment Securities Purchased	327,754	164,398	1,148,484	4,190,417
Payable due to Investment Adviser	105,171	–	117,924	224,692
Payable for Professional Fees	26,300	25,688	26,162	26,723
Payable due to Administrator	9,600	191	7,499	16,464
Payable for Capital Shares Redeemed	4,436	–	30,643	159,388
Payable due to Trustees	3,758	75	2,924	6,305
Payable for Distribution Fees — A Class Shares	2,745	–	–	18
Chief Compliance Officer Fees Payable	1,422	28	1,107	2,387
Payable for Pricing Fees	1,181	871	994	1,776
Payable for Shareholder Servicing Fees	–	–	3,496	36,772
Other Accrued Expenses	26,984	3,873	11,747	44,789

Total Liabilities	509,351	195,124	1,350,980	4,709,731

Net Assets	$237,837,856	$4,721,712	$187,340,799	$419,096,913

NET ASSETS CONSIST OF:
Paid-in Capital	$163,825,645	$2,907,513	$132,573,302	$372,340,087
Total Distributable Earnings	74,012,211	1,814,199	54,767,497	46,756,826

Net Assets	$237,837,856	$4,721,712	$187,340,799	$419,096,913

Institutional Shares
Net Assets	$224,664,159	$4,721,712	$187,340,799	$418,949,484
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,073,036	710,708	13,185,629	24,683,489

Net Asset Value, Offering and Redemption Price Per Share	$13.16	$6.64	$14.21	$16.97

A Class Shares
Net Assets	$13,173,697	N/A	N/A	$95,951
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	998,327	N/A	N/A	5,649

Net Asset Value, Offering and Redemption Price Per Share	$13.20	N/A	N/A	$16.99

C Class Shares
Net Assets	N/A	N/A	N/A	$51,478
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	N/A	3,032

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	N/A	$16.98

Maximum Offering Price Per Share (A Class Shares)	$13.89	N/A	N/A	$17.52

	($13.20/95.00%)	N/A	N/A	($16.99/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Market Neutral Income Fund
Assets:
Investments, at Value (Cost $992,784,282, $183,057,144, $26,321,617 and $35,937,035, respectively)	$1,122,638,969	$222,616,114	$26,555,597	$36,123,899
Foreign Currency, at Value (Cost $0, $24,511, $0 and $0, respectively)	–	24,546	–	–
Purchased Options, at Value (Cost $0, $0, $0 and $196,009, respectively)	–	–	–	42,125
Swap Contracts, at Value (Cost $0, $0, $0 and $0, respectively)	–	–	–	517,784
Cash	–	–	–	76,527
Restricted Deposits held at Prime Broker	–	–	–	539,282
Receivable for Investment Securities Sold	11,241,648	–	–	–
Dividends and Interest Receivable	6,009,864	187,044	349,183	199,651
Receivable for Capital Shares Sold	2,810,998	165,374	38,420,687	140,502
Receivable Due from Prime Broker	–	–	–	8,140
Cash Collateral for Futures due from Prime Broker	–	–	–	506,418
Restricted Cash Held for Securities Held Short	–	–	–	1,749,793
Reclaim Receivable	–	50,010	–	1,177
Prepaid Expenses	38,104	4,860	6,861	9,334

Total Assets	1,142,739,583	223,047,948	65,332,328	39,914,632

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $0, $0 and $553,727, respectively)	–	–	–	538,189
Swap Contracts, at Value (Premiums Received , $0, $0, $0 and $0, respectively)	–	–	–	532,057
Payable for Investment Securities Purchased	19,824,637	327,781	60,000	100,381
Payable due to Investment Adviser	720,376	164,291	2,541	14,423
Payable for Capital Shares Redeemed	697,242	53,162	–	–
Payable due to Administrator	45,810	16,143	1,461	2,797
Payable for Professional Fees	28,720	26,242	25,826	25,772
Variation Margin Payable	–	–	–	8,913
Payable due to Trustees	18,326	3,408	900	579
Payable for Distribution Fees — C Class Shares	178	–	–	–
Payable for Distribution Fees — A Class Shares	15,167	1,222	355	–
Chief Compliance Officer Fees Payable	6,937	1,290	341	219
Payable for Pricing Fees	5,949	2,208	14,630	2,902
Payable for Shareholder Servicing Fees	–	–	–	407
Unrealized Depreciation on Forward Foreign Currency Contracts	–	–	–	1,779
Other Accrued Expenses	149,337	74,895	11,998	12,091

Total Liabilities	21,512,679	670,642	118,052	1,240,509

Net Assets	$1,121,226,904	$222,377,306	$65,214,276	$38,674,123

NET ASSETS CONSIST OF:
Paid-in Capital	$782,575,372	$222,257,788	$80,660,827	$38,008,277
Total Distributable Earnings / ( Loss)	338,651,532	119,518	(15,446,551)	665,846

Net Assets	$1,121,226,904	$222,377,306	$65,214,276	$38,674,123

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2019

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Market Neutral Income Fund
Institutional Shares
Net Assets	$1,056,504,442	$221,916,333	$65,168,193	$7,120,749
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	66,486,241	22,845,019	7,044,667	694,660

Net Asset Value, Offering and Redemption Price Per Share	$15.89	$9.71	$9.25	$10.25

A Class Shares
Net Assets	$64,449,890	$460,973	$46,083	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,058,777	47,502	4,958	N/A

Net Asset Value, Offering and Redemption Price Per Share	$15.88	$9.70	$9.29	N/A

Ultra Shares
Net Assets	N/A	N/A	N/A	$31,553,374
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	N/A	3,077,895

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	N/A	$10.25

C Class Shares
Net Assets	$272,572	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,167	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$15.88	N/A	N/A	N/A

Maximum Offering Price Per Share (A Class Shares)	$16.37	$10.21	$9.50	N/A

	($15.88/97.00%)	($9.70/95.00%)	($9.29/97.75%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund
Assets:
Investments, at Value (Cost $38,835,691 and $6,094,673, respectively)	$40,407,369	$6,260,843
Foreign Currency, at Value (Cost $4,319 and $0, respectively)	4,294	–
Receivable for Investment Securities Sold	239,821	46,788
Receivable for Capital Shares Sold	171,529	46,775
Dividends and Interest Receivable	155,896	30,222
Reclaim Receivable	282	–
Deferred Offering Costs (See Note 2)	–	5,327
Receivable from Investment Adviser	–	586
Prepaid Expenses	5,195	1,810

Total Assets	40,984,386	6,392,351

Liabilities:
Payable for Investment Securities Purchased	2,020,882	133,087
Payable for Professional Fees	46,776	25,692
Payable due to Investment Adviser	14,542	–
Payable due to Administrator	2,820	247
Payable for Pricing Fees	1,035	2,055
Payable for Capital Shares Redeemed	628	–
Payable due to Trustees	604	95
Chief Compliance Officer Fees Payable	229	36
Other Accrued Expenses	8,974	3,993

Total Liabilities	2,096,490	165,205

Net Assets	$38,887,896	$6,227,146

NET ASSETS CONSIST OF:
Paid-in Capital	$35,537,684	$5,957,199
Total distributable earnings	3,350,212	269,947

Net Assets	$38,887,896	$6,227,146

Institutional Shares
Net Assets	$38,887,896	$6,227,146
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,443,015	574,097

Net Asset Value, Offering and Redemption Price Per Share*	$11.29	$10.85

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Strategic Convertibles Fund and the Westwood Flexible Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Fund	Westwood SmallCap Fund
Investment Income
Dividends	$5,581,461	$99,583	$3,610,640	$6,087,903
Interest	–	38,636	–	–
Less: Foreign Taxes Withheld	–	(429)	–	–

Total Investment Income	5,581,461	137,790	3,610,640	6,087,903

Expenses
Investment Advisory Fees	1,369,876	38,497	1,657,449	3,134,911
Administration Fees	100,310	2,394	96,079	162,361
Distribution Fees - A Class	34,916	–	–	10
Distribution Fees - C Class	–	–	–	10
Trustees’ Fees	11,662	272	10,864	18,929
Chief Compliance Officer Fees	3,200	671	2,766	4,873
Transfer Agent Fees	53,073	17,040	36,281	63,538
Professional Fees	41,127	25,544	40,010	54,272
Registration and Filing Fees	36,210	23,110	23,718	43,578
Printing Fees	23,119	3,968	17,010	58,446
Custodian Fees	11,036	1,513	18,018	22,834
Pricing Fees	4,763	2,518	4,564	7,274
Shareholder Servicing Fees	–	–	320,354	512,793
Other Expenses	16,774	1,672	16,376	25,753

Total Expenses	1,706,066	117,199	2,243,489	4,109,582

Less:
Waiver of Investment Advisory Fees	(186,247)	(38,497)	(298,875)	(449,204)
Reimbursement of other operating expenses	–	(37,322)	–	–
Fees Paid Indirectly	(1,568)	(131)	(181)	(9,020)

Net Expenses	1,518,251	41,249	1,944,433	3,651,358

Net Investment Income	4,063,210	96,541	1,666,207	2,436,545

Net Realized Gain (Loss) on Investments	7,695,350	1,126,482	19,111,791	(1,143,428)
Net Realized Gain on Purchased and Written Options	–	1,472	–	–
Net Change in Unrealized Appreciation (Depreciation) on Investments	16,190,598	(409,552)	(6,454,725)	30,347,237

Net Realized and Unrealized Gain on Investments	23,885,948	718,402	12,657,066	29,203,809

Net Increase in Net Assets Resulting from Operations	$27,949,158	$814,943	$14,323,273	$31,640,354

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Market Neutral Income Fund
Investment Income
Dividends	$26,467,706	$7,720,982	$11,085	$–
Interest	24,012,287	–	3,193,070	1,184,449
Less: Foreign Taxes Withheld	–	(653,599)	–	–

Total Investment Income	50,479,993	7,067,383	3,204,155	1,184,449

Expenses
Investment Advisory Fees	12,909,614	2,367,904	424,643	289,670
Administration Fees	744,578	211,730	26,469	29,016
Distribution Fees - A Class	170,893	1,095	92	–
Distribution Fees - C Class	179	–	–	–
Trustees’ Fees	83,333	12,424	3,158	1,734
Chief Compliance Officer Fees	16,294	3,204	1,293	1,007
Transfer Agent Fees	218,620	54,377	38,899	36,234
Professional Fees	158,992	45,657	33,727	31,434
Printing Fees	139,166	21,324	10,966	7,682
Custodian Fees	119,738	213,923	5,155	14,616
Registration and Filing Fees	82,313	38,901	30,627	37,925
Pricing Fees	31,699	8,463	56,130	10,930
Shareholder Servicing Fees	–	–	–	4,547
Dividend Expense	–	–	–	11,104
Other Expenses	121,985	26,606	5,628	3,858

Total Expenses	14,797,404	3,005,608	636,787	479,757

Less:
Waiver of Investment Advisory Fees	–	(14,705)	(151,424)	(106,271)
Fees Paid Indirectly	(17)	(230)	–	(43)

Net Expenses	14,797,387	2,990,673	485,363	373,443

Net Investment Income	35,682,606	4,076,710	2,718,792	811,006

Net Realized Gain (Loss) on Investments	259,920,039	1,038,418	(451,994)	568,302
Net Realized Loss on Securities Sold Short	–	–	–	(208,924)
Net Realized Gain on Futures	–	–	–	274,104
Net Realized Gain on Purchased and Written Options	–	–	–	12,700
Net Realized Gain on Swap Contracts	–	–	–	610,476
Net Realized Gain on Forward Foreign Currency Transactions	–	–	–	17,492
Net Realized Loss on Foreign Currency Transactions	–	(584,785)	–	(15,597)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(125,619,873)	32,399,440	1,391,501	596,936
Net Change in Unrealized Depreciation on Securities Sold Short	–	–	–	(208,394)
Net Change in Unrealized Depreciation on Futures	–	–	–	(158,113)
Net Change in Unrealized Depreciation on Purchased and Written Options	–	–	–	(123,583)
Net Change in Unrealized Depreciation on Swap Contracts	–	–	–	(14,273)
Net Change in Unrealized Depreciation on Forward Foreign Currency
Contracts	–	–	–	(3,965)
Net Change in Unrealized Appreciation on Foreign Currency Transactions and
Other Assets and Liabilities Denominated in Foreign Currencies	–	7,881	–	13,380

Net Realized and Unrealized Gain on Investments	134,300,166	32,860,954	939,507	1,360,541

Net Increase in Net Assets Resulting from Operations	$169,982,772	$36,937,664	$3,658,299	$2,171,547

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS

	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund(1)
Investment Income
Dividends	$24,472	$117,767
Interest	541,294	48,163
Less: Foreign Taxes Withheld	(6)	–

Total Investment Income	565,760	165,930

Expenses
Investment Advisory Fees	264,217	21,893
Administration Fees	29,973	1,440
Trustees’ Fees	1,918	186
Chief Compliance Officer Fees	1,082	463
Professional Fees	42,130	34,586
Registration and Filing Fees	19,841	804
Transfer Agent Fees	19,559	15,679
Custodian Fees	13,037	2,689
Printing Fees	4,292	7,012
Pricing Fees	4,117	4,985
Offering Costs	–	60,603
Other Expenses	2,954	941

Total Expenses	403,120	151,281

Less:
Reimbursement of other operating expenses	–	(104,309)
Waiver of Investment Advisory Fees	(103,605)	(21,893)
Fees Paid Indirectly	(30)	(10)

Net Expenses	299,485	25,069

Net Investment Income	266,275	140,861

Net Realized Gain on Investments	1,796,967	102,824
Net Realized Loss on Foreign Currency Transactions	(29,616)	–
Net Change in Unrealized Appreciation on Investments	1,710,901	166,170
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	86	–

Net Realized and Unrealized Gain on Investments	3,478,338	268,994

Net Increase in Net Assets Resulting from Operations	$3,744,613	$409,855

(1) Commenced operations on December 19, 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$4,063,210	$3,247,342	$96,541	$368,486
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	7,695,350	21,618,565	1,127,954	6,583,136
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	16,190,598	(11,567,836)	(409,552)	(5,303,195)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,949,158	13,298,071	814,943	1,648,427

Distributions:
Institutional Shares	(21,861,830)	(13,216,774)	(2,638,055)	(6,644,356)
A Class Shares	(1,368,637)	(123,352)	–	–
C Class Shares	–	–	–	–

Total Distributions	(23,230,467)	(13,340,126)	(2,638,055)	(6,644,356)

Capital Share Transactions:
Institutional Shares:
Issued	21,060,826	30,909,050	1,102,169	261,272
Reinvestment of Dividends	18,614,193	12,579,367	2,629,356	6,543,496
Redeemed	(32,606,915)	(35,889,273)	(4,989,977)	(38,783,277)

Increase/(Decrease) from Institutional Capital Share Transactions	7,068,104	7,599,144	(1,258,452)	(31,978,509)

A Class Shares:
Issued	2,688,401	13,225,928	N/A	N/A
Reinvestment of Dividends	1,368,637	123,346	N/A	N/A
Redeemed	(4,363,814)	(2,177,522)	N/A	N/A

Increase/(Decrease) from A Class Capital Share Transactions	(306,776)	11,171,752	N/A	N/A

C Class Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A

Increase from C Class Capital Share Transactions	N/A	N/A	N/A	N/A

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	6,761,328	18,770,896	(1,258,452)	(31,978,509)

Total Increase (Decrease) in Net Assets	11,480,019	18,728,841	(3,081,564)	(36,974,438)

Net Assets:
Beginning of Period	226,357,837	207,628,996	7,803,276	44,777,714

End of Period	$237,837,856	$226,357,837	$4,721,712	$7,803,276

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,719,487	2,349,853	196,437	24,016
Reinvestment of Dividends	1,700,313	959,584	464,952	613,709
Redeemed	(2,650,771)	(2,698,446)	(696,558)	(3,641,481)

Total Institutional Transactions	769,029	610,991	(35,169)	(3,003,756)

A Class Shares:
Issued	217,826	1,003,527	N/A	N/A
Reinvestment of Dividends	124,601	9,376	N/A	N/A
Redeemed	(348,987)	(158,912)	N/A	N/A

Total A Class Transactions	(6,560)	853,991	N/A	N/A

C Class Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Total C Class Transactions	N/A	N/A	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	762,469	1,464,982	(35,169)	(3,003,756)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood Income Opportunity Fund		Westwood Emerging Markets Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2019	2018	2019	2018	2019	2018	2019	2018

$1,666,207	$1,660,138	$2,436,545	$1,823,020	$35,682,606	$48,557,289	$4,076,710	$4,716,828
19,111,791	34,140,939	(1,143,428)	17,485,249	259,920,039	102,862,984	453,633	1,992,788
(6,454,725)	(36,042,023)	30,347,237	(32,309,096)	(125,619,873)	(118,573,025)	32,407,321	(43,470,928)

14,323,273	(240,946)	31,640,354	(13,000,827)	169,982,772	32,847,248	36,937,664	(36,761,312)

(35,389,903)	(37,061,286)	(20,230,019)	(15,883,688)	(126,809,468)	(95,755,052)	(4,430,194)	(2,587,593)
–	–	–	–	(4,381,998)	(3,090,671)	(6,217)	(2,806)
–	–	–	–	(524)	–	–	–

(35,389,903)	(37,061,286)	(20,230,019)	(15,883,688)	(131,191,990)	(98,845,723)	(4,436,411)	(2,590,399)

25,441,364	68,398,767	138,170,288	188,176,063	172,589,061	451,160,890	60,039,310	49,176,869
35,272,604	36,117,963	18,707,572	14,943,674	118,167,675	90,097,743	2,774,430	2,488,638
(167,446,927)	(98,986,910)	(91,051,597)	(66,842,824)	(1,679,296,067)	(653,334,889)	(142,889,627)	(92,446,230)

(106,732,959)	5,529,820	65,826,263	136,276,913	(1,388,539,331)	(112,076,256)	(80,075,887)	(40,780,723)

N/A	N/A	95,693	N/A	15,932,591	15,503,883	–	773,599
N/A	N/A	–	N/A	4,127,347	2,940,484	6,217	2,806
N/A	N/A	–	N/A	(32,560,849)	(40,946,164)	(17,229)	(855,053)

N/A	N/A	95,693	N/A	(12,500,911)	(22,501,797)	(11,012)	(78,648)

N/A	N/A	51,254	N/A	271,130	N/A	N/A	N/A
N/A	N/A	–	N/A	524	N/A	N/A	N/A

N/A	N/A	51,254	N/A	271,654	N/A	N/A	N/A

(106,732,959)	5,529,820	65,973,210	136,276,913	(1,400,768,588)	(134,578,053)	(80,086,899)	(40,859,371)

(127,799,589)	(31,772,412)	77,383,545	107,392,398	(1,361,977,806)	(200,576,528)	(47,585,646)	(80,211,082)

315,140,388	346,912,800	341,713,368	234,320,970	2,483,204,710	2,683,781,238	269,962,952	350,174,034

$187,340,799	$315,140,388	$419,096,913	$341,713,368	$1,121,226,904	$2,483,204,710	$222,377,306	$269,962,952

1,835,832	4,188,043	8,720,309	10,510,157	11,449,814	28,621,259	6,568,768	4,912,067
3,035,960	2,287,194	1,363,526	858,339	8,260,196	5,746,786	323,737	245,428
(12,012,245)	(6,045,789)	(5,787,020)	(3,721,682)	(110,502,322)	(41,510,250)	(15,556,098)	(9,426,442)

(7,140,453)	429,448	4,296,815	7,646,814	(90,792,312)	(7,142,205)	(8,663,593)	(4,268,947)

N/A	N/A	5,649	N/A	1,047,244	984,788	–	75,414
N/A	N/A	–	N/A	287,486	187,645	725	276
N/A	N/A	–	N/A	(2,145,041)	(2,604,806)	(1,981)	(82,944)

N/A	N/A	5,649	N/A	(810,311)	(1,432,373)	(1,256)	(7,254)

N/A	N/A	3,032	N/A	17,134	N/A	N/A	N/A
N/A	N/A	–	N/A	33	N/A	N/A	N/A
N/A	N/A	–	N/A	–	N/A	N/A	N/A

N/A	N/A	3,032	N/A	17,167	N/A	N/A	N/A

(7,140,453)	429,448	4,305,496	7,646,814	(91,585,456)	(8,574,578)	(8,664,849)	(4,276,201)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Market Neutral Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2019	2018
Operations:

Net Investment Income	$2,718,792	$3,186,831	$811,006	$605,225
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	(451,994)	(113,405)	1,258,553	(725,886)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	1,391,501	(1,756,381)	101,988	(190,239)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,658,299	1,317,045	2,171,547	(310,900)

Distributions:

Institutional Shares	(2,726,379)	(3,175,940)	(131,102)	(105,815)

A Class Shares	(1,573)	(8,440)	N/A	N/A

Ultra Shares	N/A	N/A	(590,332)	(434,568)

Return of Capital:

Institutional Shares	–	–	–	(19,358)

A Class Shares	–	–	N/A	N/A

Ultra Shares	N/A	N/A	–	(77,842)

Total Distributions	(2,727,952)	(3,184,380)	(721,434)	(637,583)

Capital Share Transactions:

Institutional Shares:

Issued	51,776,066	11,330,464	1,993,385	1,119,801

Reinvestment of Dividends	1,526,404	2,023,702	130,850	125,172

Redeemed	(53,990,135)	(24,163,722)	(1,465,511)	(2,330,304)

Increase/(Decrease) from Institutional Capital Share Transactions	(687,665)	(10,809,556)	658,724	(1,085,331)

A Class Shares:

Issued	24,500	21,034	N/A	N/A

Reinvestment of Dividends	1,573	3,609	N/A	N/A

Redeemed	(11,400)	(582,108)	N/A	N/A

Increase/(Decrease) from A Class Capital Share Transactions	14,673	(557,465)	N/A	N/A

Ultra Shares:

Issued	N/A	N/A	7,066,057	8,914,148

Reinvestment of Dividends	N/A	N/A	590,332	512,411

Redeemed	N/A	N/A	(4,595,582)	(4,843,455)

Increase from Ultra Capital Share Transactions	N/A	N/A	3,060,807	4,583,104

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(672,992)	(11,367,021)	3,719,531	3,497,773

Total Increase (Decrease) in Net Assets	257,355	(13,234,356)	5,169,644	2,549,290

Net Assets:

Beginning of Period	64,956,921	78,191,277	33,504,479	30,955,189

End of Period	$65,214,276	$64,956,921	$38,674,123	$33,504,479

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Westwood Short Duration High Yield Fund		Westwood Market Neutral Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2019	2018
Shares Issued and Redeemed:

Institutional Shares:

Issued	5,621,394	1,223,808	197,608	112,586

Reinvestment of Dividends	166,407	219,051	13,046	12,678

Redeemed	(5,862,208)	(2,606,949)	(146,713)	(234,843)

Total Institutional Transactions	(74,407)	(1,164,090)	63,941	(109,579)

A Class Shares:

Issued	2,643	2,271	N/A	N/A

Reinvestment of Dividends	170	390	N/A	N/A

Redeemed	(1,232)	(62,921)	N/A	N/A

Total A Class Transactions	1,581	(60,260)	N/A	N/A

Ultra Shares:

Issued	N/A	N/A	698,621	899,998

Reinvestment of Dividends	N/A	N/A	58,824	51,902

Redeemed	N/A	N/A	(460,972)	(487,925)

Total Ultra Transactions	N/A	N/A	296,473	463,975

Net Increase (Decrease) in Shares Outstanding	(72,826)	(1,224,350)	360,414	354,396

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Strategic Convertibles Fund		Westwood Flexible Income Fund
	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2019	2018	2019(1)
Operations:

Net Investment Income	$266,275	$25,725	$140,861

Net Realized Gain on Investments	1,767,351	455,424	102,824

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,710,987	(254,051)	166,170

Net Increase in Net Assets Resulting from Operations	3,744,613	227,098	409,855

Distributions:

Institutional Shares	(683,272)	(257,723)	(139,918)

Total Distributions	(683,272)	(257,723)	(139,918)

Capital Share Transactions:

Institutional Shares:

Issued	36,228,798	1,442,965	6,517,079

Reinvestment of Dividends	683,000	257,489	139,918

Redeemed	(7,960,280)	(1,419,332)	(699,788)

Increase from Institutional Capital Share Transactions	28,951,518	281,122	5,957,209

Net Increase in Net Assets from Capital Share Transactions	28,951,518	281,122	5,957,209

Total Increase in Net Assets	32,012,859	250,497	6,227,146

Net Assets:

Beginning of Year/Period	6,875,037	6,624,540	–

End of Year/Period	$38,887,896	$6,875,037	$6,227,146

Shares Issued and Redeemed:

Institutional Shares:

Issued	3,465,351	137,993	627,228

Reinvestment of Dividends	67,632	25,258	13,193

Redeemed	(753,755)	(135,197)	(66,324)

Total Institutional Transactions	2,779,228	28,054	574,097

Net Increase in Shares Outstanding	2,779,228	28,054	574,097

(1) Commenced operations December 19, 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †	NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional shares
2019	$13.07	$0.22	$1.21	$1.43	$(0.19)	$(1.15)	$—	$(1.34)	$13.16	13.23%	$224,664	0.65%	0.73%	1.80%	36%
2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30 †	213,175	0.65	0.72	1.50	49
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00 †	205,645	0.75	0.83	1.40	44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00 †	185,171	0.79	0.86	1.29	39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00	134,658	0.90	0.90	1.15	32
A Class shares
2019	$13.12	$0.19	$1.21	$1.40	$(0.17)	$(1.15)	$—	$(1.32)	$13.20	12.92%	$13,174	0.90%	0.98%	1.54%	36%
2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02 †	13,183	0.90	0.97	1.25	49
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83 †	1,984	1.00	1.08	1.14	44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74 †	1,762	1.05	1.11	1.07	39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73	1,788	1.14	1.14	1.22	32
Westwood Low Volatility Equity Fund
Institutional shares
2019	$10.46	$0.12	$0.53	$0.65	$(0.36)	$(4.11)	$—	$(4.47)	$6.64	16.55%	$4,722	0.75%	2.13%	1.76%	66%
2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35 †	7,803	0.75	1.05	1.30	26
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24	44,778	0.78	0.99	1.40	122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82	57,401	0.94	0.94	1.72	39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62	74,331	0.91	0.91	1.06	67
Westwood SMidCap Fund
Institutional shares
2019	$15.50	$0.10	$0.84	$0.94	$(0.11)	$(2.12)	$—	$(2.23)	$14.21	9.46%	$187,341	0.88%	1.02%	0.75%	56%
2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33)†	315,140	0.88	1.03	0.50	58
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83	346,913	0.97	0.97	0.40	55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)	393,434	0.98	0.98	0.41	82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14	490,554	0.96	0.96	0.09	56
Westwood SmallCap Fund
Institutional shares
2019	$16.76	$0.11	$1.10	$1.21	$(0.12)	$(0.88)	$—	$(1.00)	$16.97	8.65%	$418,949	0.99%	1.11%	0.66%	64%
2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28)†	341,713	0.99	1.08	0.58	50
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71 †	234,321	1.10	1.10	0.42	56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40 †	143,085	1.10	1.11	0.50	65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)	135,973	1.10 ^	1.09	0.30	55
A Class shares (commenced operations on September 3, 2019)
2019	$15.78	$(0.02)	$1.23	$1.21	$—	$—	$—	$—	$16.99	7.67%	$96	1.08%*	1.30%*	(0.90)%*	64%
C Class shares (commenced operations on September 3, 2019)
2019	$15.78	$(0.04)	$1.24	$1.20	$—	$—	$—	$—	$16.98	7.60%	$51	1.79%*	2.05%*	(1.67)%*	64%
Westwood Income Opportunity Fund
Institutional shares
2019	$15.31	$0.32	$1.25	$1.57	$(0.36)	$(0.63)	$—	$(0.99)	$15.89	10.99%	$1,056,504	0.85%	0.85%	2.08%	66%
2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)	—	(0.58)	15.31	1.04	2,408,695	0.83	0.83	1.80	42
2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—	(0.30)	15.72	9.98	2,584,805	0.83	0.83	1.72	34
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—	(0.26)	14.58	3.15	2,278,599	0.84	0.84	1.74	22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—	(0.38)	14.39	(0.72)	2,387,027	0.84	0.84	1.66	24
A Class shares
2019	$15.30	$0.28	$1.25	$1.53	$(0.32)	$(0.63)	$—	$(0.95)	$15.88	10.71%	$64,450	1.10%	1.10%	1.86%	66%
2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)	—	(0.54)	15.30	0.78	74,510	1.08	1.08	1.56	42
2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—	(0.26)	15.71	9.71	98,976	1.08	1.08	1.45	34
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—	(0.22)	14.57	2.96	123,030	1.09	1.09	1.49	22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—	(0.34)	14.37	(1.05)	144,239	1.09	1.09	1.41	24
C Class shares (commenced operations on September 3, 2019)
2019	$15.77	$0.03	$0.16	$0.19	$(0.08)	$—	$—	$(0.08)	$15.88	1.23%	$273	1.90%*	1.90%*	1.11%*	66%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Emerging Markets Fund
Institutional shares
2019	$8.55	$0.15	$1.17	$1.32	$(0.16)	$—	$—	$(0.16)	$9.71	15.70%		$221,916	1.20%		1.21%	1.64%	51%
2018	9.77	0.14	(1.29)	(1.15)	(0.07)	—	—	(0.07)	8.55	(11.85)		269,547	1.20	^	1.17	1.40	23
2017	8.75	0.10	1.01	1.11	(0.09)	—	—	(0.09)	9.77	12.89	†	349,628	1.20	#	1.18	1.07	25
2016	7.72	0.11	1.00	1.11	(0.08)	—	—	(0.08)	8.75	14.61	†	214,725	1.20		1.27	1.36	47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—	(0.12)	7.72	(17.09	)†	230,966	1.20		1.29	1.36	45
A Class shares
2019	$8.54	$0.13	$1.16	$1.29	$(0.13)	$—	$—	$(0.13)	$9.70	15.34%		$461	1.45%		1.45%	1.41%	51%
2018	9.75	0.11	(1.27)	(1.16)	(0.05)	—	—	(0.05)	8.54	(11.98)		416	1.45	^	1.42	1.12	23
2017	8.73	0.08	1.01	1.09	(0.07)	—	—	(0.07)	9.75	12.64	†	546	1.45	#	1.43	0.93	25
2016	7.71	0.08	1.00	1.08	(0.06)	—	—	(0.06)	8.73	14.16	†	435	1.45		1.52	1.07	47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—	(0.09)	7.71	(17.24	)†	377	1.45		1.64	0.73	45
Westwood Short Duration High Yield Fund
Institutional shares
2019	$9.12	$0.41	$0.15	$0.56	$(0.43)	$—	$—	$(0.43)	$9.25	6.25%		$65,168	0.80%		1.05%	4.48%	59%
2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—	(0.43)	9.12	1.92	†	64,926	0.80		1.02	4.57	37
2017	9.31	0.42	0.06	0.48	(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01	4.51	71
2016	9.30	0.40	0.03	0.43	(0.42)	—	—	(0.42)	9.31	4.75	†	70,368	0.84		1.05	4.39	54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—	(0.42)	9.30	(1.83	)†	130,775	0.90		0.94	4.35	44
A Class shares
2019	$9.15	$0.39	$0.14	$0.53	$(0.39)	$—	$—	$(0.39)	$9.29	5.93%		$46	1.05%		1.34%	4.20%	59%
2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—	(0.39)	9.15	1.91	†	31	1.05		1.26	4.26	37
2017	9.31	0.40	0.06	0.46	(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26	4.25	71
2016	9.30	0.38	0.02	0.40	(0.39)	—	—	(0.39)	9.31	4.50	†	1,541	1.08		1.32	4.18	54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—	(0.40)	9.30	(1.98	)†	1,158	1.15		1.19	4.11	44
Westwood Market Neutral Income Fund
Institutional shares (commenced operations on May 1, 2015)
2019	$9.82	$0.23	$0.41	$0.64	$(0.21)	$—	$—	$(0.21)	$10.25	6.57%		$7,121	1.15	%(2)	1.47%	2.33%	106%
2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(5)	1.62	1.85	88
2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15	1.69	80
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(3)	3.27	2.22	99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.38	†	3,291	1.35	*(2)	4.22 *	1.83 *	22 **
Ultra shares (commenced operations on May 1, 2015)
2019	$9.82	$0.24	$0.41	$0.65	$(0.22)	$—	$—	$(0.22)	$10.25	6.64%		$31,553	1.08	%(2)	1.39%	2.39%	106%
2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(5)	1.52	1.96	88
2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96	1.87	80
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(3)	3.17	2.28	99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.40	†	3,943	1.28	*(2)	4.26 *	1.73 *	22 **
Westwood Strategic Convertibles Fund
Institutional shares (commenced operations on May 1, 2015)
2019	$10.36	$0.08	$1.03	$1.11	$(0.07)	$(0.11)	$—	$(0.18)	$11.29	10.99%		$38,888	0.85%		1.14%	0.76%	195%
2018	10.42	0.04	0.31	0.35	(0.08)	(0.33)	—	(0.41)	10.36	3.47	†	6,875	0.85		2.63	0.37	175
2017	9.62	0.04	0.87	0.91	(0.11)	—	—	(0.11)	10.42	9.53	†	6,625	0.85		2.30	0.42	125
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	—	(0.06)	9.62	(1.04	)†	6,235	0.85		2.48	0.80	118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—	—	9.78	(2.20	)†	5,669	0.85	*	3.02 *	1.11 *	78 **
Westwood Flexible Income Fund
Institutional shares (commenced operations on December 19, 2018)
2019	$10.00	$0.41	$0.79	$1.20	$(0.35)	$—	$—	$(0.35)	$10.85	12.19%		$6,227	0.79	%*	4.77%*	4.44%*	142%**

Amounts designated as “—” are $0.
*	Annualized.
**	Not Annualized.
^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#	Ratio includes previously waived investment advisory fees recovered.
(1)	Amount less than $0.01 per share.
(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Year ended October 31, unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 47 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Flexible Income Fund (the “Funds”).

Each of the Funds is classified as a “diversified” Fund under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMid-Cap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Low Volatility Equity Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood Short Duration High Yield Fund and Westwood Flexible Income Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Westwood SmidCap Plus Fund liquidated all assets on September 30, 2019. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund and Westwood Opportunistic High Yield Fund liquidated all assets on August 30, 2019.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood Emerging Markets Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood Emerging Markets Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2019, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of October 31, 2019, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities. The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the period ended October 31, 2019 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$866,486	$534,721	3.20%	$380

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund, Westwood Low Volatility Equity Fund, and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

As of October 31, 2019, the Westwood Market Neutral Income Fund had open forward currency contracts.

For the period ended October 31, 2019, the average notional amount of forward currency contracts held were as follows:

Average Monthly Market Value Contracts Sold	$4,463,778

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Futures Contracts — The Market Neutral Income Fund held futures contracts during the period ended October 31, 2019. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2019.

As of October 31, 2019, the Westwood Market Neutral Income Fund had open futures contracts.

For the period ended October 31, 2019, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Short	$2,811,654

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

During the period ended October 31, 2019, the Westwood Low Volatility Equity Fund had written option positions.

For the period ended October 31, 2019, the average monthly balances for purchased and written options were as follows:

Average Monthly Market Value for Written Options	$(221)

As of October 31, 2019, the Westwood Market Neutral Income Fund had open purchased option positions.

For the period ended October 31, 2019, the average monthly balances for purchased and written options were as follows:

Average Monthly Market Value for Purchased Options	$122,726

Average Monthly Market Value for Written Options	$(15,165)

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of October 31, 2019, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2019, the Westwood Market Neutral Fund’s swap agreements were with one counterparty.

For the period ended October 31, 2019, the average monthly balances for swap contracts were as follows:

Average Monthly Market Value for Swap Contracts - Payable	$23,225,300

Average Monthly Market Value for Swap Contracts - Receivable	$23,227,497

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund and Westwood Flexible Income Fund distributes substantially all of their net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of October 31, 2019, the Westwood Flexible Income Fund had $5,327 remaining to be amortized.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

3.	Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period. The Fair Value of derivative instruments as of October 31, 2019, was as follows:

	Asset Derivatives October 31, 2019 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives October 31, 2019 Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Westwood Market Neutral Income Fund
Foreign Exchange	Unrealized Gain on Forward Foreign		Unrealized Loss on Forward Foreign
Contracts	Currency Contracts	$—	Currency Contracts	$1,779
	Unrealized Gain on Futures	3,240*	Unrealized Loss on Futures	24,287*
Equity Contracts	Purchased Options, at Value	42,125	Written Options, at Value	—
	Unrealized Gain on Swap Contracts	247,813†	Unrealized Loss on Swap Contracts	394,092†
Credit Contracts	Unrealized Gain on Swap Contracts	269,971†	Unrealized Loss on Swap Contracts	137,965†

Total Derivatives not accounted for as hedging instruments		$563,149		$558,123

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the period ended October 31, 2019, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$17,492	$274,104	$—	$—	$—	$291,596
Equity Contracts	—	—	—	—	—	—
Credit Contracts	—	—	(156,936)	169,636	610,476	623,176

Total	$17,492	$274,104	$(156,936)	$169,636	$610,476	$914,772

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(3,965)	$(158,113)	$—	$—	$—	$(162,078)
Equity Contracts	—	—	—	—	(146,279)	(146,279)
Credit Contracts	—	—	(123,583)	—	132,006	8,423

Total	$(3,965)	$(158,113)	$(123,583)	$—	$(14,273)	$(299,934)

4. Offsetting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Westwood Market Neutral Income Fund as of October 31, 2019:

	Financial Derivative Assets		Financial Derivative Liabilities

Counterparty	Swap Contracts	Total Over the Counter	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Deutsche Bank	$ 517,784	$ 517,784	$ (532,057)	$ (532,057)	$ (14,273)	$ —	$ (14,273)

	$ 517,784	$ 517,784	$ (532,057)	$ (532,057)

(1) Net Exposures represents the net receivable/payable that would be due from/to the counterparty in the event of default.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets, Westwood SmallCap and Westwood Short Duration High Yield Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares. The Westwood SmallCap and Westwood Income Opportunity Funds have adopted a Plan relating to each Fund’s Class C Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 1.00% of the average daily net assets of each Fund’s C Class Shares.

The Westwood Market Neutral Income Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended October 31, 2019, Westwood SMidCap Fund, Westwood Small Cap Fund and Westwood Market Neutral Income Fund incurred $320,354, $512,793 and $4,547, respectively, of shareholder servicing fees or an effective rate of 0.14%, 0.14% and 0.07%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation” and the “C Class Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2021.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Advisory Fee	Institutional Class Expense Limitation		A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation

Westwood Low Volatility Equity Fund
	0.70%	0.75%		N/A%	N/A%	N/A%
Westwood SmallCap Fund
	0.85%	0.99%	(1)	1.04%	N/A%	1.79%
Westwood Income Opportunity Fund
	0.75%	0.90%	(1)	1.15%	N/A%	1.90%
Westwood Short Duration High Yield Fund
	0.70%	0.80%		1.05%	N/A%	N/A%
Westwood Market Neutral Income Fund
	0.85%	1.20%		N/A%	1.05%	N/A%

(1) Institutional Class expense limitation is in place through February 28, 2020.

The contractual waivers for the following Funds are in place through February 28, 2020.

	Advisory Fee	Institutional Class Expense Limitation		A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation

Westwood LargeCap Value Fund
	0.60%	0.65%		0.90%	N/A%	N/A%
Westwood SMidCap Fund
	0.75%	0.88%		N/A%	N/A%	N/A%
Westwood Emerging Markets Fund
	0.95%	1.20%		1.45%	N/A%	N/A%
Westwood Strategic Convertibles Fund
	0.75%	0.85%		N/A%	N/A%	N/A%
Westwood Flexible Income Fund
	0.69%	0.79%		N/A%	N/A%	N/A%

N/A – Not applicable.

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood Short Duration High Yield Fund and pays the sub-adviser a portion of the fee that it receives from Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At October 31, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Fund	Westwood SmallCap Fund	Westwood Emerging Markets Fund
10/31/16	2020	$166,135	$113,284	$-	$8,152	$-
-10/31/17
10/31/17	2021	156,791	86,492	494,834	266,861	-
-10/31/18
10/31/18	2022	186,247	75,819	298,875	449,204	14,705
-10/31/19

		$509,173	$275,595	$793,709	$724,217	$14,705

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Fiscal Year	Subject to Repayment until October 31:	Westwood Short Duration High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund	Westwood Flexible Income Fund
10/31/16 -	2020	$173,336	$112,982	$93,442	N/A
10/31/17
10/31/17	2021	152,645	124,524	122,482	N/A
-10/31/18
10/31/18	2022	151,424	106,271	103,605	126,202
-10/31/19

		$477,405	$343,777	$319,529	$126,202

N/A – Not applicable.

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended October 31, 2019, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$81,282,390	$95,708,658	$—	$—
Westwood Low Volatility Equity Fund	3,594,940	7,265,372	—	—
Westwood SMidCap Fund	120,750,806	254,727,255	—	—
Westwood SmallCap Fund	272,048,813	232,455,092	—	—
Westwood Income Opportunity Fund	592,592,526	1,682,949,286	409,289,467	394,955,473
Westwood Emerging Markets Fund	123,338,398	208,158,847	—	—
Westwood Short Duration High Yield Fund	33,303,618	69,343,162	—	—
Westwood Market Neutral Income Fund*	29,442,978	25,467,078	—	—
Westwood Strategic Convertibles Fund	87,764,514	60,957,192	—	—
Westwood Flexible Income Fund .	9,423,906	3,929,153	484,248	485,938

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $6,574,992 and $1,223,571, respectively, for the period ended October 31, 2019.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings/(loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, return of capital, non-deductible excise tax, and net operating losses, have been reclassified to/from the following accounts:

	Distributable Earnings/
	(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(886,504)	$886,504
Westwood Low Volatility Equity Fund	(274,106)	274,106
Westwood SMidCap Fund	1,257	(1,257)
Westwood Income Opportunity Fund	(66,029,742)	66,029,742
Westwood Flexible Income Fund	10	(10)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2019	$5,639,464	$17,591,003	$—	$23,230,467
2018	4,403,119	8,937,007	—	13,340,126
Westwood Low Volatility Equity Fund
2019	330,815	2,307,240	—	2,638,055
2018	1,133,747	5,510,609	—	6,644,356
Westwood SMidCap Fund
2019	3,751,484	31,638,419	—	35,389,903
2018	2,039,248	35,022,038	—	37,061,286
Westwood SmallCap Fund
2019	8,026,194	12,203,825	—	20,230,019
2018	3,949,400	11,934,288	—	15,883,688
Westwood Income Opportunity Fund
2019	27,070,730	104,121,260	—	131,191,990
2018	47,269,463	51,576,260	—	98,845,723
Westwood Emerging Markets Fund
2019	4,436,411	—	—	4,436,411
2018	2,590,399	—	—	2,590,399
Westwood Short Duration High Yield Fund
2019	2,727,952	—	—	2,727,952
2018	3,184,380	—	—	3,184,380
Westwood Market Neutral Income Fund
2019	721,434	—	—	721,434
2018	540,383	—	97,200	637,583
Westwood Strategic Convertibles Fund
2019	555,115	128,157	—	683,272
2018	179,685	78,038	—	257,723
Westwood Flexible Income Fund 2019	139,918	—	—	139,918

As of October 31, 2019, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Unrealized	Other	Total Distributable
	Ordinary	Long-Term	Loss	Appreciation/	Temporary	Earnings/
	Income	Capital Gain	Carryforwards	(Depreciation)	Differences	(Accumulated Losses)
Westwood LargeCap Value Fund	$3,125,131	$7,168,902	$—	$63,718,186	$(8)	$74,012,211
Westwood Low Volatility Equity Fund	109,249	839,312	—	866,291	(653)	1,814,199
Westwood SMidCap Fund	1,241,786	19,512,309	—	34,013,416	(14)	54,767,497
Westwood SmallCap Fund	1,719,119	1,494,419	—	43,543,072	216	46,756,826
Westwood Income Opportunity Fund	199,485,002	—	—	139,166,533	(3)	338,651,532
Westwood Emerging Markets Fund	3,039,941	—	(36,477,337)	33,556,912	2	119,518
Westwood Short Duration High Yield Fund	11,776	—	(15,691,979)	233,657	(5)	(15,446,551)
Westwood Market Neutral Income Fund	901,975	311,094	—	204,159	(751,382)	665,846
Westwood Strategic Convertibles Fund	1,677,634	100,935	—	1,571,647	(4)	3,350,212
Westwood Flexible Income Fund	84,198	—	—	180,611	5,138	269,947

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Emerging Markets Fund	$27,146,841	$9,330,496	$36,477,337
Westwood Short Duration High Yield Fund	2,375,248	13,316,731	15,691,979

During the year ended October 31, 2019, the Funds did not utilize capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and partnership adjustments.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2019, were as follows:

		Aggregate	Aggregate	Net
	Federal	Gross	Gross	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Westwood LargeCap Value Fund	$174,082,991	$66,106,992	$(2,388,808)	$63,718,184
Westwood Low Volatility Equity Fund	3,843,043	909,953	(43,662)	866,291
Westwood SMidCap Fund	153,022,798	37,934,992	(3,921,576)	34,013,416
Westwood SmallCap Fund	375,833,798	68,284,371	(24,741,299)	43,543,072
Westwood Income Opportunity Fund	983,472,436	140,020,371	(853,838)	139,166,533
Westwood Emerging Markets Fund	189,058 197	44,710,255	(11,153,343)	33,556,912
Westwood Short Duration High Yield Fund	26,321,940	352,872	(119,215)	233,657
Westwood Market Neutral Income Fund	36,636,336	647,086	(1,159,523)	(512,437)
Westwood Strategic Convertibles Fund	38,835,691	2,319,243	(747,565)	1,571,678
Westwood Flexible Income Fund	6,080,232	219,196	(38,585)	180,611

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood Short Duration High Yield Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2019, the net assets of the Westwood Emerging Markets Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund invest all of their net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood Flexible Income Fund invests primarily in income-producing fixed income and equity securities, including exchange-traded funds (“ETFs”) that invest primarily in income-producing securities.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	3	68%
Westwood LargeCap Value Fund, A Class Shares	2	98%
Westwood Low Volatility Equity Fund, Institutional Shares	2	39%
Westwood SMidCap Fund, Institutional Shares	3	79%
Westwood SmallCap Fund, Institutional Shares	1	44%
Westwood SmallCap Fund, A Class Shares	2	100%
Westwood SmallCap Fund, C Class Shares	2	100%
Westwood Income Opportunity Fund, Institutional Shares	2	45%
Westwood Income Opportunity Fund, A Class Shares	1	51%
Westwood Income Opportunity Fund, C Class Shares	2	91%
Westwood Emerging Markets Fund, Institutional Shares	3	70%
Westwood Emerging Markets Fund, A Class Shares	1	89%
Westwood Short Duration High Yield Fund, Institutional Class Shares	1	78%
Westwood Short Duration High Yield Fund, A Class Shares	2	100%
Westwood Market Neutral Income Fund, Institutional Shares	1	78%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	1	95%
Westwood Flexible Income Fund, Institutional Shares	1	88%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

13. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies focus on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacts the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

14. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

15. Subsequent Events:

Effective November 1, 2019 the following funds had legal name changes. The below table lists out the fund’s existing name as of October 31, 2019 and its new name as of November 1, 2019.

Previous fund name	New fund name
Westwood Low Volatility Equity Fund	Westwood Total Return Fund
Westwood Short Duration High Yield Fund	Westwood High Income Fund
Westwood Market Neutral Income Fund	Westwood Alternative Income Fund

On November 21, 2019, the Board of the Trust, at the recommendation of the Adviser of the Westwood Strategic Convertibles Fund, approved a plan of liquidation that provided for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. The Board determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders. The Fund thereafter was closed to new investments, and the Fund began the process of closing down and liquidating the Fund’s portfolio. The Fund ceased operations and liquidated after the close of business on December 13, 2019.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Flexible Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Flexible Income Fund (collectively referred to as the “Funds”), (ten of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, (ten of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Westwood LargeCap Value Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood Low Volatility Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood SMidCap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood SmallCap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood Income Opportunity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood Emerging Markets Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood Short Duration High Yield Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Westwood Market Neutral Income Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from May 1, 2015 (commencement of operations) to October 31, 2015
Westwood Strategic Convertibles Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from May 1, 2015 (commencement of operations) to October 31, 2015
Westwood Flexible Income Fund	For the period from December 19, 2018 (commencement of operations) to October 31, 2019	For the period from December 19, 2018 (commencement of operations) to October 31, 2019	For the period from December 19, 2018 (commencement of operations) to October 31, 2019

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Westwood Management Corp. investment companies since 2006.

Philadelphia, Pennsylvania

December 30, 2019

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 - October 31, 2019).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,062.10	0.65%	$3.38
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,061.10	0.90	4.68
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,067.50	0.75	3.91
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,032.00	0.88	4.51
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,018.60	0.99	5.04
Westwood SmallCap Fund, Class A Shares (1)	1,000.00	1,076.70	1.08	1.79†
Westwood SmallCap Fund, Class C Shares (2)	1,000.00	1,076.00	1.79	2.96†

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.93	0.65%	$3.31
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.67	0.90	4.58
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,021.42	0.75	3.82
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.77	0.88	4.48
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,020.21	0.99	5.04
Westwood SmallCap Fund, Class A Shares (1)	1,000.00	1,019.75	1.08	5.51
Westwood SmallCap Fund, Class C Shares (2)	1,000.00	1,016.17	1.79	9.11

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Income Opportunity Fund, Institutional Shares	$1,000.00	$1,044.20	0.86%	$4.43
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,042.80	1.11	5.72
Westwood Income Opportunity Fund, C Class Shares (3)	1,000.00	1,012.30	1.90	3.04†
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,012.50	1.20	6.09
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,010.40	1.45	7.35
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,024.00	0.80	4.08
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,022.30	1.05	5.35
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,032.00	1.14	5.84
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,031.40	1.05	5.38
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,029.50	0.85	4.35
Westwood Flexible Income Fund, Institutional Shares	1,000.00	1,057.70	0.79	4.10

Hypothetical 5% Return
Westwood Income Opportunity Fund, Institutional Shares	$1,000.00	$1,020.87	0.86%	$4.38
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.61	1.11	5.65
Westwood Income Opportunity Fund, C Class Shares (3)	1,000.00	1,015.63	1.90	9.65
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,019.16	1.20	6.11
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.90	1.45	7.37
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,021.17	0.80	4.08
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.91	1.05	5.35
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,019.46	1.14	5.80
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,019.91	1.05	5.35
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,020.92	0.85	4.33
Westwood Flexible Income Fund, Institutional Shares	1,000.00	1,021.22	0.79	4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period since inception to the period ended October 31, 2019).

(1)	Commenced operations September 3, 2019.

(2)	Commenced operations September 3, 2019.

(3)	Commenced operations September 3, 2019.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2019.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INTERESTED TRUSTEES[3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years	Other Directorships Held in the Past Five Years[2]

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INDEPENDENT TRUSTEES (continued)[3]

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.

Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

The Advisors’ Inner Circle Fund	Westwood Funds

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 20, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance

The Advisors’ Inner Circle Fund	Westwood Funds

of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2019, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)
Westwood
LargeCap
Value Fund	0.00%	75.50%	24.50%	100.00%	74.83%	78.02%	0.00%	0.00%	100.00%	N/A	4.71%
Westwood Low
Volatility
Equity Fund	0.00%	87.46%	12.54%	100.00%	95.63%	96.07%	0.39%	8.70%	100.00%	N/A	3.93%
Westwood SMidCap
Fund	0.00%	89.40%	10.60%	100.00%	81.06%	89.33%	0.00%	0.01%	100.00%	N/A	10.67%
Westwood
SmallCap
Fund	0.00%	60.33%	39.67%	100.00%	51.38%	51.86%	0.00%	0.00%	100.00%	N/A	6.35%
Westwood Income
Opportunity
Fund	0.00%	86.32%	13.68%	100.00%	89.96%	90.55%	4.78%	59.22%	0.00%	N/A	9.45%
Westwood
Emerging
Markets Fund	0.00%	0.00%	100.00%	100.00%	0.54%	99.11%	0.00%	0.00%	0.00%	12.91%	0.00%
Westwood Short
Duration High
Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.07%	98.34%	0.00%	N/A	0.00%
Westwood Market
Neutral
Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	40.14%	100.00%	N/A	0.00%
Westwood Strategic
Convertibles
Fund	0.00%	18.76%	81.24%	100.00%	0.30%	0.30%	0.00%	20.38%	100.00%	N/A	0.00%
Westwood Flexible
Income	0.00%	0.00%	100.00%	100.00%	22.99%	24.65%	0.00%	51.23%	100.00%	N/A	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the above Westwood Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” which is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” which is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2019. The Westwood Emerging Markets Fund expect to pass through $657,884 as foreign tax credits on Form 1099-DIV for the year ending December 31, 2019 which shareholders of these portfolios will receive in late January 2020. In addition, for the year ended October 31, 2019, gross foreign source income amounted to $4,323,115 and will be reported on Form 1099-DIV for the year ending December 31, 2019, which shareholders of these portfolios will receive in late January 2020.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

For Westwood Income Opportunity Fund’s tax return purpose, the fund hereby designates a long term capital gain distribution of $11,629,427 for the fiscal year ended October 31, 2019.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

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The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$6,000	None	$57,000	$6,000	None	None
(d)	All Other Fees	None	None	$97,500	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$608,176	None	None	$936,860	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(3)	$11,559	None	None	$19,532	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$68,000	None	None	$170,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$89,000	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Tax return preparation.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $160,500 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $11,559 and $19,532 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $89,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 9, 2020

*	Print the name and title of each signing officer under his or her signature.